UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Bond Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Semi-Annual Report

March 31, 2009

Nuveen Short Duration Bond Fund	Nuveen Multi-Strategy Income Fund	Nuveen High Yield Bond Fund

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Chairman’s

Letter to Shareholders

Dear Shareholders,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many negative forces at work in the equity and fixed income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund’s long term investment goals. The financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Fund Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

May 22, 2009

Nuveen Investments	3

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Income Fund and Nuveen High Yield Bond Fund feature portfolio management by the Taxable Fixed Income group of Nuveen Asset Management. We recently spoke with Andrew Stenwall, Chief Investment Officer and Co-Director of Taxable Fixed Income at Nuveen Asset Management, and the Funds’ portfolio manager, about the performance and management of the Funds during the six-month reporting period ended March 31, 2009.

How did the Funds perform during the six-month reporting period ended March 31, 2009?

The table on page seven provides performance information for the Funds for the six-month, one-year and since inception periods ended March 31, 2009. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Short Duration Bond Fund

The Nuveen Short Duration Bond Fund’s Class A Shares at net asset value outperformed its Lipper peer group, but underperformed its unmanaged benchmark for the six-month period ended March 31, 2009. This timeframe was one of the most volatile periods in history. Fixed-income markets were negatively impacted by the ongoing credit crisis in the United States and performed poorly throughout the period, with the exception being U.S. Treasuries. The combination of investor panic and overall lack of confidence in the U.S. economy resulted in a lack of access to credit, which crippled the fixed-income market.

In this environment, the Fund’s performance was negatively impacted by our holdings in asset backed securities, high yield bonds and investment grade corporate bonds. One of our largest allocations was to AAA rated asset backed securities in autos and credit card issuers. These securities were negatively impacted during the reporting period when credit spreads began to widen. We continue to hold many of these securities as spreads have subsequently narrowed and we believe asset-backed securities will have the potential to add value over the long-term. Also negatively impacting performance were our high yield holdings and investment grade corporate bonds. Although these holdings performed poorly during the period, we believe there are some opportunities within these markets going forward. Defaults should continue to increase in these markets, however, we feel the risk reward tradeoff is more balanced for high yield versus investment grade corporate bonds.

4	Nuveen Investments

The Fund also used interest rate swaps to manage its exposure to U.S. interest rates. Throughout various times during the reporting period, we were long United Kingdom, New Zealand, Mexico, Brazil and Canada. The Fund’s performance was hurt by short positions in South Africa, Czech Republic and Sweden.

We also employed our currency overlay strategy, which involves taking both long (owning the actual security) and short (the Fund does not own the security, but has sold short through the delivery of a borrowed security to the borrower.) positions, to manage the Fund’s currency exposure risk. This strategy was difficult to carry out in the extremely volatile market that was experienced during the period. We use a stop loss model that takes us out of positions when conditions begin to deteriorate. As a result, we were “stopped out” of several positions throughout the reporting period. We did short lower yielding countries that included Japan and the Czech Republic. We were long higher yielding countries, which included Brazil, Mexico and later in the period Japan which helped performance.

Nuveen Multi-Strategy Income Fund

The Nuveen Multi-Strategy Income Fund’s Class A Shares at net asset value outperformed its Lipper peer group, but underperformed its unmanaged benchmark for the six-month period ended March 31, 2009. During the reporting period, we continued to emphasize risk avoidance and caution due to the effects of the credit crisis and the pressure it put on liquidity and pricing of credit related debt.

Our overweight to mortgaged backed securities versus agency debt positively impacted the Fund’s performance. While these securities experienced increased volatility, we believed the spreads were worth the risk. Our underweight in investment grade corporate bonds also contributed to our performance, as this sector dramatically underperformed during the reporting period.

While our choice to underweight investment grade corporates aided our performance, our decision to invest in high yield bonds detracted from performance. While we believe default rates will continue to increase, we should be well positioned going forward to take advantage of the opportunities in the high yield market.

Similar to the Nuveen Short Duration Bond Fund, the Fund also used interest rate swaps to manage its exposure to U.S. interest rates. Throughout various times during the reporting period, we were long United Kingdom, New Zealand, Mexico, Brazil and Canada. The Fund’s performance was hurt by short positions in South Africa, Czech Republic and Sweden.

We also employed our currency overlay strategy which was not as effective in the extremely volatile market that occurred during the period. We employ a stop loss model that takes us out of positions when conditions begin to move against our holdings. As a result, we were “stopped out” of several positions throughout the reporting period. We did short lower yielding countries that included Japan and the Czech Republic. We were long higher yielding countries, which included Brazil, Mexico and later in the period Japan which helped performance.

Nuveen High Yield Bond Fund

The Nuveen High Yield Bond Fund Class A Shares at net asset value underperformed both its Lipper peer group and unmanaged benchmark for the six-month period ended March 31, 2009.

Nuveen Investments	5

Two main factors contributed to the Fund’s underperformance. During the period there were significant outflows, which forced us to sell positions into a down market. As a result of our selling, the Fund’s duration extended out and became longer than its peer group and benchmark. When high yield spreads widened, the Fund’s performance suffered. The second factor was our material exposure to commodity producers. A slumping dollar and less-attractive returns on equities and bonds boosted the appeal of commodities as a hedge against inflation and an alternative investment. As the dollar rallied and the impact of the U.S. recession took on a global focus, commodity prices plummeted, which had a negative impact on the Fund’s performance.

While the Fund’s longer duration relative to the benchmark and commodity exposure hurt the Fund’s performance, the main positive contributor to the Fund’s return was sector selection. The Fund’s overweight to telecommunications, cable, containers and secondary oil and gas were positive contributors to performance. The Fund’s underweight in homebuilders, health care and retailers were negative contributors to performance. Going forward, sector selection will continue to play an important role in navigating the high yield market, particularly during periods of market stress and eventual recovery.

Going forward, we continue to look for companies with strong asset protection, low covenant risk, low re-financing risk and strong management. We continue to rank our bonds with these criteria.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

During this reporting period, the Short Duration Bond Fund’s A and I Shares had one decrease, C Shares had one increase and decrease and the R3 Shares had two decreases in their regular monthly dividends. The Multi-Strategy Income Fund’s A, I and R3 Shares had one decrease and B and C Shares had one increase and decrease in their regular monthly dividends. The High Yield Bond Fund’s A Shares had no change while, the B and C Shares had two increases in their regular monthly dividends. The Class I Shares had two decreases in their regular monthly dividends and the R3 Shares had one increase in their regular monthly dividends.

As of March 31, 2009, the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Income Fund had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. The Nuveen High Yield Bond Fund had a negative UNII balance for financial statement purposes and a zero UNII balance for tax purposes.

The following tables provide estimated information about the sources of the Nuveen High Yield Bond Fund’s share distributions for the six months ended March 31, 2009. The distribution information in the first table is presented on a tax basis. The distribution information in the second table is presented on a generally accepted accounting principles (GAAP) basis. As shown in the first table, a portion of the Fund’s monthly distributions during the six month period have been characterized as a return of capital for tax purposes. In contrast, as shown in the second table, all the Fund’s monthly distributions were characterized as net investment income for GAAP purposes.

6	Nuveen Investments

The Nuveen High Yield Bond Fund invested in instruments whose return was based on a high yield index in order to efficiently provide the Fund with exposure to the high yield fixed income market. During the current fiscal year, these instruments generated a net loss. For tax purposes these losses were treated as an income (and not a capital) item which offset a portion of the Fund’s net income from its portfolio of ordinary fixed-income securities. As a result, a portion of the distributions outlined in the first table below is characterized as a non-taxable return of capital. The final determination of the source and characteristics of all distributions will be made in early 2010 and reported to shareholders of Form 1099-DIV at that time.

Nuveen High Yield Bond Fund

As of March 31, 2009

Inception date	A Shares	B Shares	C Shares	R3 Shares	I Shares
	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04
Tax basis distribution information
Six months ended March 31, 2009:
Per share distribution:
From net investment income	$0.45	$0.42	$0.42	$0.44	$0.46
From net realized capital gains	0.00	0.00	0.00	0.00	0.00
From tax return of capital	0.28	0.26	0.26	0.27	0.29
Total per share distribution	$0.73	$0.68	$0.68	$0.71	$0.75
GAAP basis distribution information
Six months ended March 31, 2009:
Per share distribution:
From net investment income	$0.73	$0.68	$0.68	$0.71	$0.75
From net realized capital gains	0.00	0.00	0.00	0.00	0.00
From tax return of capital	0.00	0.00	0.00	0.00	0.00
Total per share distribution	$0.73	$0.68	$0.68	$0.71	$0.75

Class A Shares – Average Annual Total Returns

As of 3/31/09

	Cumulative Six-Month	1-Year	Since Inception (12/20/2004)
Nuveen Short Duration Bond Fund
A Shares at NAV	0.95%	1.24%	3.35%
A Shares at Offer	-1.05%	-0.78%	2.86%
Lipper Short Investment Grade Debt Funds Index[1]	-2.30%	-4.96%	0.91%
Citigroup 1-3 Year Treasury Index[2]	2.71%	3.52%	4.52%
Nuveen Multi-Strategy Income Fund
A Shares at NAV	2.85%	3.16%	3.63%
A Shares at Offer	-1.00%	-0.72%	2.71%
Lipper Intermediate Investment Grade Debt Funds Index[3]	-0.23%	-4.80%	1.13%
Citigroup Broad Investment Grade Bond Index[4]	5.90%	4.52%	5.14%
Nuveen High Yield Bond Fund
A Shares at NAV	-18.36%	-21.32%	-2.17%
A Shares at Offer	-22.22%	-25.05%	-3.27%
Lipper High Current Yield Funds Index[5]	-15.35%	-20.73%	-3.22%
Citigroup High Yield BB/B Index[6]	-12.78%	-18.98%	-1.58%

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Returns at NAV would be lower if the sales charge were included. Maximum sales charges for Class A Shares of each Fund are 2.0% for Nuveen Short Duration Bond Fund, 3.75% for Nuveen Multi-Strategy Income Fund, and 4.75% for Nuveen High Yield Bond Fund. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper Short Investment Grade Debt Funds Index represents the average total return for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category for the period ended March 31, 2009. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

2	The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The since inception data for the Index represents returns for the period 12/31/04-3/31/09, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

3	The Lipper Intermediate Investment Grade Debt Funds Index represents the average total return for the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category for the period ended March 31, 2009. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

4	The Citigroup Broad Investment Grade Bond Index (the “BIG” Index) is an unmanaged index generally considered representative of the U.S. investment grade bond market. The since inception data for the Index represents returns for the period 12/31/04-3/31/09, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

5	The Lipper High Current Yield Funds Index represents the average total return for the 30 largest funds in the Lipper High Current Yield Funds Category for the period ended March 31, 2009. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

6	The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The since inception data for the Index represents returns for the period 12/31/04–3/31/09, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

Nuveen Investments	7

Fund Spotlight as of 3/31/09 Nuveen Short Duration Bond Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares[6]
Fund Symbol	NSDAX	NSCDX	NSDTX	NSDRX
NAV	$19.03	$19.05	$19.02	$19.01
Latest Monthly Dividend[1]	$0.0690	$0.0570	$0.0650	$0.0730
Inception Date	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 2% maximum sales charge. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 3/31/09

A Shares	NAV	Offer
1-Year	1.24%	-0.78%
Since Inception	3.35%	2.86%

C Shares	NAV
1-Year	0.47%
Since Inception	2.59%

R3 Shares	NAV
1-Year	1.05%
Since Inception	3.09%

I Shares	NAV
1-Year	1.49%
Since Inception	3.59%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.35%	4.26%
30-Day Yield[4]	2.50%	—
SEC 30-Day Yield[5]	—	2.45%

C Shares	NAV
Dividend Yield[4]	3.59%
SEC 30-Day Yield[5]	1.76%

R3 Shares	NAV
Dividend Yield[4]	4.10%
SEC 30-Day Yield[5]	2.14%

I Shares	NAV
Dividend Yield[4]	4.61%
SEC 30-Day Yield[5]	2.74%

Portfolio Credit Quality2

Portfolio Allocation3

Net Assets ($000)	$64,052

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.63%	0.62%	9/30/08
Class C	2.42%	1.38%	9/30/08
Class R3	2.98%	0.87%	9/30/08
Class I	1.36%	0.37%	9/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Paid April 1, 2009. This is the latest monthly dividend declared during the period ended March 31, 2009.

2	As a percentage of total investments (excluding repurchase agreements, put options, call options written, call and put swaptions written and investments in derivatives) as of March 31, 2009. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding call options written, call and put swaptions written and investments in derivatives) as of March 31, 2009. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

8	Nuveen Investments

Fund Spotlight as of 3/31/09 Nuveen Short Duration Bond Fund

Corporate Debt: Industries[1]
Oil, Gas and Consumable Fuels	17.2%
Diversified Telecommunication Services	11.5%
Commercial Banks	7.1%
Aerospace & Defense	6.3%
Multi-Line Retail	5.4%
Media	5.0%
Electric Utilities	4.2%
Diversified Financial Services	3.7%
Hotels, Restaurants & Leisure	3.6%
Pharmaceuticals	3.4%
Food Products	2.9%
Computers & Peripherals	2.8%
Energy Equipment & Services	2.6%
Industrial Conglomerates	2.3%
Multi-Utilities	2.0%
Commercial Services & Supplies	1.9%
Household Products	1.5%
Other	16.6%

1	As a percentage of total corporate debt holdings as of March 31, 2009. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/09)	$1,009.50	$1,006.10	$1,008.80	$1,010.80	$1,021.69	$1,017.95	$1,020.44	$1,022.94
Expenses Incurred During Period	$3.26	$7.00	$4.51	$2.01	$3.28	$7.04	$4.53	$2.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .65%, 1.40%, .90% and ..40% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	9

Fund Spotlight as of 3/31/09 Nuveen Multi-Strategy Income Fund

Quick Facts
	A Shares	B Shares[7]	C Shares	R3 Shares	I Shares[7]
Fund Symbol	NCBAX	NBCBX	NCBCX	NMSTX	NCBRX
NAV	$18.88	$19.12	$18.90	$18.87	$18.87
Latest Monthly Dividend[1]	$0.0740	$0.0630	$0.0620	$0.0700	$0.0780
Latest Capital Gain and Ordinary Income Distribution[2]	$0.2035	$0.2035	$0.2035	$0.2035	$0.2035
Inception Date	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.75% maximum sales charge. Class B Shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 3/31/09

A Shares	NAV	Offer
1-Year	3.16%	-0.72%
Since Inception	3.63%	2.71%

B Shares	w/o CDSC	w/CDSC
1-Year	3.33%	-0.59%
Since Inception	3.14%	2.73%

C Shares	NAV
1-Year	2.37%
Since Inception	2.87%

R3 Shares	NAV
1-Year	2.85%
Since Inception	3.37%

I Shares	NAV
1-Year	3.37%
Since Inception	3.88%
Yields

A Shares	NAV	Offer
Dividend Yield[5]	4.70%	4.53%
30-Day Yield[5]	4.26%	—
SEC 30-Day Yield[6]	—	4.10%

B Shares	NAV
Dividend Yield[5]	3.95%
SEC 30-Day Yield[6]	3.52%

C Shares	NAV
Dividend Yield[5]	3.94%
SEC 30-Day Yield[6]	3.52%

R3 Shares	NAV
Dividend Yield[5]	4.45%
SEC 30-Day Yield[6]	4.01%

I Shares	NAV
Dividend Yield[5]	4.96%
SEC 30-Day Yield[6]	4.50%

Portfolio Credit Quality3

Portfolio Allocation4

Net Assets ($000)	$48,300

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.72%	0.73%	9/30/08
Class B	2.30%	1.26%	9/30/08
Class C	2.48%	1.48%	9/30/08
Class R3	1.76%	0.99%	9/30/08
Class I	1.40%	0.48%	9/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Paid April 1, 2009. This is the latest monthly dividend declared during the period ended March 31, 2009.

2	Paid December 16, 2008. Capital gains are subject to federal taxation.

3	As a percentage of total investments (excluding repurchase agreements, put options, call options written, call and put swaptions written and investments in derivatives) as of March 31, 2009. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

4	As a percentage of total investments (excluding call options written, call and put swaptions written and investments in derivatives) as of March 31, 2009. Holdings are subject to change.

5	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

6	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

7	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

10	Nuveen Investments

Fund Spotlight as of 3/31/09 Nuveen Multi-Strategy Income Fund

Corporate Debt: Industries[1]
Oil, Gas and Consumable Fuels	16.8%
Commercial Banks	12.0%
Diversified Telecommunication Services	6.3%
Media	5.7%
Multi-Line Retail	4.9%
Energy Equipment & Services	4.4%
Electric Utilities	4.4%
Wireless Telecommunication Services	4.4%
Diversified Financial Services	4.0%
Metals & Mining	3.9%
Food Products	3.1%
Hotels, Restaurants & Leisure	2.7%
Commercial Services & Supplies	2.6%
Paper & Forest Products	2.5%
Auto Components	2.5%
Aerospace & Defense	2.5%
Household Durables	1.5%
Other	15.8%

1	As a percentage of total corporate debt holdings as of March 31, 2009. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance					Hypothetical Performance (5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/09)	$1,028.50	$1,032.00	$1,024.60	$1,027.20	$1,029.80	$1,021.19	$1,024.78	$1,017.45	$1,019.95	$1,022.44
Expenses Incurred During Period	$3.79	$0.15	$7.57	$5.05	$2.53	$3.78	$0.15	$7.54	$5.04	$2.52

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .75%, .03%, 1.50%, 1.00% and ..50% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	11

Fund Spotlight as of 3/31/09 Nuveen High Yield Bond Fund

Quick Facts
	A Shares	B Shares[6]	C Shares	R3 Shares	I Shares[6]
Fund Symbol	NHYAX	NHBYX	NHYCX	NHYTX	NHYRX
NAV	$13.05	$13.04	$13.03	$13.04	$13.04
Latest Monthly Dividend[1]	$0.1220	$0.1135	$0.1135	$0.1190	$0.1245
Inception Date	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class B Shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 3/31/09

A Shares	NAV	Offer
1-Year	-21.32%	-25.05%
Since Inception	-2.17%	-3.27%

B Shares	w/o CDSC	w/CDSC
1-Year	-21.96%	-24.82%
Since Inception	-2.93%	-3.27%

C Shares	NAV
1-Year	-21.94%
Since Inception	-2.96%

R3 Shares	NAV
1-Year	-21.50%
Since Inception	-2.43%

I Shares	NAV
1-Year	-21.08%
Since Inception	-1.93%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	11.22%	10.69%
30-Day Yield[4]	16.78%	—
SEC 30-Day Yield[5]	—	15.96%

B Shares	NAV
Dividend Yield[4]	10.44%
SEC 30-Day Yield[5]	16.01%

C Shares	NAV
Dividend Yield[4]	10.45%
SEC 30-Day Yield[5]	15.99%

R3 Shares	NAV
Dividend Yield[4]	10.95%
SEC 30-Day Yield[5]	16.52%

I Shares	NAV
Dividend Yield[4]	11.46%
SEC 30-Day Yield[5]	17.02%

Portfolio Credit Quality2

Portfolio Allocation3

Net Assets ($000)	$122,935

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.21%	0.83%	9/30/08
Class B	2.00%	1.58%	9/30/08
Class C	1.99%	1.58%	9/30/08
Class R3	1.70%	1.07%	9/30/08
Class I	0.97%	0.59%	9/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Paid April 1, 2009. This is the latest monthly dividend declared during the period ended March 31, 2009.

2	As a percentage of total investments (excluding repurchase agreements and investments in derivatives) as of March 31, 2009. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of March 31, 2009. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

12	Nuveen Investments

Fund Spotlight as of 3/31/09Nuveen High Yield Bond Fund

Corporate Debt: Industries[1]
Oil, Gas and Consumable Fuels	12.3%
Metals & Mining	12.1%
Energy Equipment & Services	8.3%
Diversified Telecommunication Services	7.7%
Commercial Services & Supplies	5.9%
Diversified Financial Services	4.6%
Containers & Packaging	4.5%
Hotels, Restaurants & Leisure	4.4%
Multi-Utilities	3.6%
Auto Components	3.6%
Wireless Telecommunication Services	3.5%
Consumer Finance	3.5%
Multi-Line Retail	3.0%
Media	3.0%
Paper & Forest Products	2.7%
Electric Utilities	2.5%
Chemicals	2.2%
IT Services	2.0%
Other	10.6%

1	As a percentage of total corporate debt holdings as of March 31, 2009. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/09)	$816.40	$813.30	$813.10	$815.60	$817.90	$1,020.69	$1,016.95	$1,016.95	$1,019.45	$1,021.94
Expenses Incurred During Period	$3.85	$7.23	$7.23	$4.98	$2.72	$4.28	$8.05	$8.05	$5.54	$3.02

For each Class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.60%, 1.10% and .60% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund

March 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 15.8%

	Aerospace & Defense – 1.0%

$120	BAE Systems Holdings	6.400%	12/15/11	BBB+	$127,280

100	Boeing Capital Corporation	6.500%	2/15/12	A+	105,532

50	DI Finance/DynCorp International, Series B	9.500%	2/15/13	B	47,125

150	Honeywell International Inc.	7.500%	3/01/10	A	157,541

200	Lockheed Martin Corporation	8.200%	12/01/09	A–	204,369
620	Total Aerospace & Defense				641,847
	Auto Components – 0.2%

50	Goodyear Tire & Rubber Company	6.318%	12/01/09	B+	48,000

75	Goodyear Tire & Rubber Company	7.857%	8/15/11	B+	61,875
125	Total Auto Components				109,875
	Beverages – 0.2%

125	Diageo Finance BV	3.875%	4/01/11	A–	124,643
	Chemicals – 0.1%

50	NOVA Chemicals Corporation	7.400%	4/01/09	CCC+	50,000
	Commercial Banks – 1.1%

153	Bank One Corporation	7.875%	8/01/10	A1	157,170

175	Goldman Sachs Group, Inc.	6.600%	1/15/12	A1	174,875

175	Morgan Stanley	6.750%	4/15/11	A	175,217

135	Wells Fargo & Company	4.200%	1/15/10	AA	135,069

75	Wells Fargo & Company	5.250%	10/23/12	AA	72,937
713	Total Commercial Banks				715,268
	Commercial Services & Supplies – 0.3%

60	Allied Waste North America	6.500%	11/15/10	BBB	59,723

125	Waste Management Inc.	7.375%	8/01/10	BBB	127,925
185	Total Commercial Services & Supplies				187,648
	Communications Equipment – 0.2%

125	Cisco Systems, Inc.	5.250%	2/22/11	A+	132,222
	Computers & Peripherals – 0.4%

100	Hewlett Packard Company	6.500%	7/01/12	A	108,142

125	International Business Machines Corporation (IBM)	4.950%	3/22/11	A+	131,526

50	Seagate Technology HDD Holdings	4.723%	10/01/09	Ba2	47,813
275	Total Computers & Peripherals				287,481
	Consumer Finance – 0.0%

35	Ford Motor Credit Company	9.875%	8/10/11	CCC+	26,507
	Containers & Packaging – 0.1%

50	Owens-Brockway Glass Containers, Guaranteed Senior Note	8.250%	5/15/13	BB	50,500

60	Tekni-Plex Inc.	10.875%	8/15/12	Caa1	36,300
110	Total Containers & Packaging				86,800
	Diversified Financial Services – 0.6%

100	CIT Group Inc.	2.389%	8/17/09	BBB	89,360

150	Ford Motor Credit Company	7.375%	10/28/09	CCC+	134,544

150	General Electric Capital Corporation	4.125%	9/01/09	AA+	148,946
400	Total Diversified Financial Services				372,850

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services – 1.8%

$225	BellSouth Corporation	4.200%	9/15/09	A	$227,170

75	Cablevision Systems Corporation	8.000%	4/15/12	B+	73,313

150	Comcast Corporation	5.450%	11/15/10	BBB+	152,863

125	GTE Corporation – Verizon	7.510%	4/01/09	A	125,000

50	Qwest Capital Funding Inc.	7.000%	8/03/09	B+	50,125

100	Qwest Capital Funding Inc.	7.250%	2/15/11	B+	96,000

50	Sprint Capital Corporation	6.375%	5/01/09	BB	50,000

100	Sprint Capital Corporation	7.625%	1/30/11	BB	93,000

150	Time Warner Cable Inc.	5.400%	7/02/12	BBB	144,998

150	Verizon Communications	5.875%	1/17/12	A	154,217
1,175	Total Diversified Telecommunication Services				1,166,686
	Electric Utilities – 0.7%

150	American Electric Power	5.375%	3/15/10	BBB	151,506

125	Exelon Corporation	6.750%	5/01/11	Baa1	126,718

100	FirstEnergy Corporation	6.450%	11/15/11	BBB–	100,150

50	Orion Power Holdings	12.000%	5/01/10	BB	51,813
425	Total Electric Utilities				430,187
	Electrical Equipment – 0.2%

125	Emerson Electric Company	7.125%	8/15/10	A	132,208
	Energy Equipment & Services – 0.4%

150	El Paso Energy Corporation	6.750%	5/15/09	BB–	150,325

50	Sonat Inc.	7.625%	7/15/11	BB–	48,553

60	Southwestern Energy Company	7.625%	5/01/27	Ba2	60,300
260	Total Energy Equipment & Services				259,178
	Food & Staples Retailing – 0.2%

125	CVS Caremark Corporation	5.750%	8/15/11	BBB+	131,177
	Food Products – 0.5%

110	General Mills, Inc.	6.000%	2/15/12	BBB+	116,023

175	Kraft Foods Inc.	5.625%	11/01/11	BBB+	182,294
285	Total Food Products				298,317
	Health Care Providers & Services – 0.1%

50	HCA Inc.	8.750%	9/01/10	B–	50,000
	Hotels, Restaurants & Leisure – 0.6%

100	Mandalay Resort	6.500%	7/31/09	CCC	65,000

100	Mohegan Tribal Gaming Authority	6.375%	7/15/09	CCC+	82,500

175	Tricon Golbal Restaurants Incorporated	8.875%	4/15/11	BBB–	186,793

40	Universal City Development Partners	11.750%	4/01/10	B+	34,400
415	Total Hotels, Restaurants & Leisure				368,693
	Household Durables – 0.1%

75	Ryland Group Inc.	5.375%	5/15/12	BB–	65,625

25	Toll Corporation	8.250%	2/01/11	BB+	24,500
100	Total Household Durables				90,125

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Products – 0.2%

$150	Clorox Company	4.200%	1/15/10	BBB+	$151,068
	Independent Power Producers & Energy Traders – 0.1%

50	AES Corporation, 144A	8.750%	5/15/13	BB+	49,500
	Industrial Conglomerates – 0.4%

125	Textron Financial Corporation	5.125%	2/03/11	Baa2	90,112

155	Tyco International Group	6.000%	11/15/13	BBB+	145,977
280	Total Industrial Conglomerates				236,089
	IT Services – 0.0%

40	Unisys Corporation	6.875%	3/15/10	B	17,400
	Machinery – 0.2%

125	John Deere Capital Corporation	5.650%	7/25/11	A	129,091
	Media – 0.8%

150	AOL Time Warner	6.875%	5/01/12	BBB	152,775

50	Clear Channel Communications, Inc.	4.250%	5/15/09	CCC	44,750

150	Cox Communications, Inc.	7.750%	11/01/10	BBB–	152,787

40	Sinclair Broadcast Group	8.000%	3/15/12	BB–	21,900

125	Walt Disney Company	5.700%	7/15/11	A	133,909
515	Total Media				506,121
	Metals & Mining – 0.2%

50	Freeport McMoran Copper & Gold, Inc.	7.084%	4/01/15	BBB–	41,188

80	Ispat Inland Inc.	9.750%	4/01/14	BBB+	72,801
130	Total Metals & Mining				113,989
	Multi-Line Retail – 0.8%

150	Costco Wholesale Corporation	5.300%	3/15/12	A	160,112

200	Kroger Co	6.800%	4/01/11	Baa2	211,399

175	Safeway Inc.	4.950%	8/16/10	BBB	178,358
525	Total Multi-Line Retail				549,869
	Multi-Utilities – 0.3%

50	Aquila, Inc.	11.875%	7/01/12	BBB	52,535

150	Sempra Energy	4.750%	5/15/09	BBB+	150,156
200	Total Multi-Utilities				202,691
	Oil, Gas & Consumable Fuels – 2.8%

175	Amerada Hess Corporation	6.650%	8/15/11	Baa2	178,608

175	Anadarko Finance Company	6.750%	5/01/11	BBB–	176,668

125	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	124,325

100	Apache Corporation	6.250%	4/15/12	A–	106,277

100	Chevron Corporation	3.950%	3/03/14	Aa1	102,811

100	Comstock Resources Inc.	6.875%	3/01/12	B	87,500

200	Conoco Funding Co, Notes	6.350%	10/15/11	A1	216,527

150	Halliburton Company	5.500%	10/15/10	A	155,944

150	Ocean Energy Inc.	7.250%	10/01/11	BBB+	158,702

150	Phillips Petroleum Company	8.750%	5/25/10	A1	160,463

16	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$150	Valero Energy Corporation	6.875%	4/15/12	BBB	$151,490

125	XTO Energy, Inc.	5.900%	8/01/12	BBB	126,239
1,700	Total Oil, Gas & Consumable Fuels				1,745,554
	Paper & Forest Products – 0.1%

40	Rock-Tenn Company	8.200%	8/15/11	BB+	40,300
	Pharmaceuticals – 0.5%

125	American Home Products Corporation, Wyeth	6.950%	3/15/11	A+	133,207

200	GlaxoSmithKline Capital	4.850%	5/15/13	A+	208,273
325	Total Pharmaceuticals				341,480
	Software – 0.2%

125	Oracle Corporation	5.000%	1/15/11	A	131,105
	Tobacco – 0.1%

75	Reynolds American Inc.	6.500%	7/15/10	BBB	75,191
	Trading Companies & Distributors – 0.1%

50	GATX Financial Corporation	5.125%	4/15/10	BBB+	47,318
	Wireless Telecommunication Services – 0.2%

125	Vodafone Group PLC	5.500%	6/15/11	A–	129,481
$10,178	Total Corporate Bonds (cost $10,305,747)				10,127,959

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 57.7%

	U.S. Treasury Bonds/Notes – 57.7%

$150	United States of America Treasury Bonds/Notes	8.130%	8/15/19	AAA	$217,547

300	United States of America Treasury Bonds/Notes	8.000%	11/15/21	AAA	444,000

200	United States of America Treasury Bonds/Notes	6.625%	2/15/27	AAA	281,719

75	United States of America Treasury Bonds/Notes	5.500%	8/15/28	AAA	94,676

200	United States of America Treasury Bonds/Notes	6.130%	8/15/29	AAA	272,313

100	United States of America Treasury Bonds/Notes	5.380%	2/15/31	AAA	126,109

1,000	United States of America Treasury Bonds/Notes	4.500%	4/30/12	AAA	1,099,688

450	United States of America Treasury Bonds/Notes	3.130%	11/30/09	AAA	457,928

750	United States of America Treasury Bonds/Notes	3.500%	12/15/09	AAA	765,908

8,900	United States of America Treasury Bonds/Notes (7)	2.125%	1/31/10	AAA	9,017,169

300	United States of America Treasury Bonds/Notes	6.500%	2/15/10	AAA	315,469

2,500	United States of America Treasury Bonds/Notes	0.875%	1/31/11	AAA	2,506,258

2,750	United States of America Treasury Bonds/Notes	4.500%	2/28/11	AAA	2,943,790

1,750	United States of America Treasury Bonds/Notes	4.875%	7/31/11	AAA	1,913,380

2,500	United States of America Treasury Bonds/Notes (WI/DD)	4.500%	9/30/11	AAA	2,718,753

1,700	United States of America Treasury Bonds/Notes (7)	4.500%	11/30/11	AAA	1,856,985

800	United States of America Treasury Bonds/Notes	1.130%	12/15/11	AAA	802,313

800	United States of America Treasury Bonds/Notes	1.130%	1/15/12	AAA	800,750

1,400	United States of America Treasury Bonds/Notes	4.750%	1/31/12	AAA	1,545,907

400	United States of America Treasury Bonds/Notes	4.875%	2/15/12	AAA	443,250

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. Treasury Bonds/Notes (continued)

$1,000	United States of America Treasury Bonds/Notes	1.380%	2/15/12	AAA	$1,008,438

1,300	United States of America Treasury Bonds/Notes	4.500%	3/31/12	AAA	1,428,172

1,000	United States of America Treasury Bonds/Notes (WI/DD)	4.130%	8/31/12	AAA	1,095,938

100	United States of America Treasury Bonds/Notes	3.500%	2/15/18	AAA	107,344

1,150	United States of America Treasury Bonds/Notes	4.000%	8/15/18	AAA	1,278,297

200	United States of America Treasury Bonds/Notes	3.750%	11/15/18	AAA	218,079

1,000	United States of America Treasury Securities, STRIPS (I/O)	0.000%	8/15/11	AAA	979,339

55	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/14	AAA	49,276

800	United States of America Treasury Securities, STRIPS (I/O)	0.000%	8/15/28	AAA	378,917

2,800	United States of America Treasury Securities, STRIPS (P/O)	0.000%	11/15/21	AAA	1,773,030
$36,430	Total U.S. Government and Agency Obligations (cost $36,531,225)				36,940,742

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 13.2%

	Autos – 7.1%

$76	Banc of America Securities Auto Trust 2006-G1	5.180%	6/18/10	AAA	$76,167

225	Capital Auto Receivable Asset Trust, 2008-2, A3A	4.680%	10/15/12	AAA	215,202

210	Capital Auto Receivables Asset Trust, Series 2007-2-A3A	5.020%	9/15/11	AAA	210,301

340	Daimler Chrysler Auto Trust 2008-A A3	3.700%	6/08/12	AAA	322,476

158	Daimler Chrysler Auto Trust 2008B (8)	5.320%	11/10/14	AA	107,362

400	Ford Credit Auto Owner Trust, 2008A-3A	3.960%	4/15/12	AAA	386,653

363	Harley-Davidson Motorcycle Trust, Series 2007-2A3	5.100%	5/15/12	AAA	360,397

87	Hyundai Auto Receivables Trust 2007A, Class A3A	5.040%	1/17/12	AAA	87,977

450	Nissan Auto Receivables Owner Trust 2008-B, A3	3.890%	8/15/11	AAA	458,390

400	Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	416,186

450	Nissan Auto Receivables Owners Trust 2008-A3	4.460%	4/16/12	AAA	454,348

264	USAA Auto Owner Trust 2006-2	5.370%	2/15/12	AAA	268,222

160	USAA Auto Owner Trust 2007-2	5.070%	6/15/13	AAA	163,830

1,008	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	1,036,229
4,591	Total Autos				4,563,740
	Credit Cards – 5.6%

400	American Express Issuance Trust 2008-2A	4.020%	1/18/11	AAA	397,696

890	Chase Issuance Trust 2008 Class A9	4.260%	5/15/13	AAA	887,508

650	CitiBank Credit Card Issuance Trust, Series 2006-A4	5.450%	5/10/13	AAA	662,115

270	Citibank Credit Card Issuance Trust, Series 2007	5.000%	11/08/12	A	238,690

234	Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	229,862

300	General Electric Master Credit Card Note Trust, Class A, Series 2006-1	5.080%	9/15/12	AAA	299,810

300	Household Credit Card Master Note Trust, Class A, Series 2006-1	5.100%	6/15/12	AAA	299,126

350	MBNA Credit Card Master Note Trust Series 2005-A3	4.100%	10/15/12	AAA	349,780

210	MBNA Master Credit Card Trust Class 99-J	7.000%	2/15/12	AAA	213,273
3,604	Total Credit Cards				3,577,860

18	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Home Equity – 0.5%

$257		Fannie Mae Mortgage Pool 838948	5.100%	8/01/35	AAA	$261,780

—	(3)	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	CC	—

64		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	4.946%	10/25/35	AAA	44,606
321		Total Home Equity				306,386
$8,516		Total Asset-Backed Securities (cost $8,480,736)				8,447,986

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 0.9%

		Colombia – 0.5%

745,000 COP		Republic of Colombia	11.750%	3/01/10	BB+	$303,386
		Turkey – 0.4%

$250		Republic of Turkey, Government Bond	9.500%	1/15/14	BB–	275,000
		Total Sovereign Debt (cost $605,136)				578,386

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 11.5%

$7,377	Repurchase agreement with Fixed Income Clearing Corporation, dated 3/31/09, repurchase price $7,376,989, collateralized by $7,500,000 U.S. Treasury Notes, 2.375%, due 3/31/16, value $7,528,125	0.100%	4/01/09	$7,376,969
$7,377	Total Short-Term Investments (cost $7,376,969)			7,376,969

Type	Counterparty	Put Notional Amount		Call Notional Amount (5)		Expiration Date	Strike Price		Value

	PUT OPTIONS – 0.0%

Currency Option	Goldman Sachs	400,000	USD	4,800,000	MXN	6/12/09	12.000	MXN	$5,840
	Total Put Options (cost $11,152)								5,840
	Total Investments (cost $63,310,965) – 99.1%								63,477,882

Type	Counterparty	Put Notional Amount (6)		Call Notional Amount		Expiration Date	Strike Price		Value

	CALL OPTIONS WRITTEN – (0.0)%

Currency Option	Goldman Sachs	(8,224,000)	MXN	(400,000)	USD	6/12/09	20.560	USD	$(10,321)
	Total Call Options Written (premiums received $11,152)								(10,321)

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Premium		Value

	CALL SWAPTIONS WRITTEN – (0.0)%

OTC-10-Year Interest Rate Swap	Goldman Sachs	3-Month USD-LIBOR-BBA	TBD	4/30/09	(1,120,000)	USD	(14,672)	USD	$(14,672)
	Total Call Swaptions Written (premiums received $14,672)								(14,672)

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2009

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Premium		Value

	PUT SWAPTIONS WRITTEN – (0.0)%

OTC-10-Year Interest Rate Swap	Goldman Sachs	3-Month USD-LIBOR-BBA	TBD	4/30/09	(1,120,000)	USD	(14,672)	USD	$(14,672)
	Total Put Swaptions Written (premiums received $14,672)								(14,672)
	Other Assets Less Liabilities – 0.9%								614,004
	Net Assets – 100%								$64,052,221

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at March 31, 2009:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Brazilian Real	1,261,150	U.S. Dollar	562,010	4/02/09	$18,352
Colombian Peso	408,865,000	U.S. Dollar	165,098	4/06/09	4,206
Colombian Peso	579,488,000	U.S. Dollar	224,000	5/04/09	(3,010)
Colombian Peso	432,348,000	U.S. Dollar	168,000	5/04/09	(1,369)
Czech Koruna	12,394,800	U.S. Dollar	550,000	4/17/09	(51,564)
New Taiwan Dollar	16,517,500	U.S. Dollar	500,000	4/08/09	12,809
New Zealand Dollar	1,300,000	U.S. Dollar	644,280	4/06/09	(97,165)
Polish Zloty	2,076,108	U.S. Dollar	555,213	4/17/09	(41,171)
Singapore Dollar	707,477	U.S. Dollar	461,905	6/23/09	(2,841)
U.S. Dollar	530,363	Brazilian Real	1,261,150	4/02/09	13,295
U.S. Dollar	665,171	New Zealand Dollar	1,300,000	4/06/09	76,274
U.S. Dollar	91,861	Colombian Peso	228,000,000	4/06/09	(2,141)
U.S. Dollar	73,047	Colombian Peso	180,865,000	4/06/09	(1,875)
U.S. Dollar	700,000	New Turkish Lira	1,164,100	4/08/09	(1,191)
U.S. Dollar	490,323	New Taiwan Dollar	16,517,500	4/08/09	(3,132)
U.S. Dollar	554,716	Czech Koruna	12,394,800	4/17/09	46,847
U.S. Dollar	700,000	South African Rand	6,991,076	4/20/09	34,762
U.S. Dollar	318,750	Mexican Peso	4,696,303	4/20/09	11,671
U.S. Dollar	318,750	Mexican Peso	4,696,622	4/20/09	11,693
U.S. Dollar	190,000	Chilean Peso	109,630,000	4/27/09	(2,134)
U.S. Dollar	170,000	Chilean Peso	98,005,000	4/27/09	(2,055)
U.S. Dollar	699,050	Australian Dollar	1,000,000	4/27/09	(4,998)
U.S. Dollar	362,000	Chilean Peso	207,969,000	4/27/09	(5,616)
U.S. Dollar	29,674	South African Rand	280,000	4/30/09	(318)
U.S. Dollar	557,414	Brazilian Real	1,261,150	5/05/09	(17,888)
U.S. Dollar	468,667	Singapore Dollar	707,477	6/23/09	(3,922)
					$(12,481)

Interest Rate Swaps outstanding at March 31, 2009:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Termination Date	Value at March 31, 2009 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Barclays Bank PLC	8,600,000	NOK	Pay	6-Month NOK-NIBOR	4.400%	Annually		12/23/18	$9,322	$9,322
Barclays Bank PLC	3,850,000	EUR	Receive	6-Month EURIBOR	2.630	Annually		1/07/11	(54,062)	(54,062)
Barclays Bank PLC	1,790,000	EUR	Pay	6-Month EURIBOR	3.735	Annually		1/07/19	71,308	71,308
Barclays Bank PLC	1,030,000	EUR	Pay	6-Month EURIBOR	3.500	Annually		2/25/19	14,794	14,794
Barclays Bank PLC	410,000	EUR	Receive	6-Month EURIBOR	3.590	Annually		1/07/39	7,555	7,555
BNP Paribas	11,715,000	CZK	Receive	6-Month CZK-PRIBOR	4.210%	Annually		8/11/18	(44,035)	(44,035)
Citibank	7,250,000	AUD	Receive	3-Month AUD-BBR	5.140	Quarterly		10/20/10	(152,780)	(142,422)
Citibank	4,000,000	BRL	Pay	12-Month BRAZIBOR	10.660	1/04/12	(9)	1/02/12	(2,022)	(2,022)
Citibank	3,500,000	AUD	Pay	6-Month AUD-BBR	5.900	Semi-Annually		10/22/18	171,166	171,166
Citibank	2,800,000	USD	Receive	3-Month USD-LIBOR-BBA	0.000	N/A		11/15/21	(367,377)	(367,377)
Citibank	850,000	AUD	Receive	6-Month AUD-BBR	5.030	Semi-Annually		10/20/38	(32,160)	(32,160)
Deutsche Bank AG	4,750,000	ILS	Pay	3-Month TELBOR	4.660	Annually		12/24/18	15,734	15,734
Goldman Sachs	49,000,000	MXN	Pay	28-Day MXN-TIIE	7.090	28-Day		2/08/11	37,153	37,153
Goldman Sachs	6,650,000	ZAR	Receive	3-Month ZAR-JIBAR	9.950	Quarterly		10/23/18	(63,624)	(63,624)
Goldman Sachs	750,000	GBP	Pay	6-Month GBP-LIBOR-BBA	3.605	Semi-Annually		12/19/18	(858)	(858)

20	Nuveen Investments

Investments in Derivatives (continued)

Interest Rate Swaps outstanding at March 31, 2009 (continued):

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Term- ination Date	Value at March 31, 2009 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan	6,550,000	PLN	Receive	6-Month PLN-WIBOR	4.400%	Annually		12/23/13	$78,867	$78,867
JPMorgan	2,850,000	ZAR	Receive	3-Month ZAR-JIBAR	9.940	Quarterly		8/07/18	(27,180)	(27,180)
Morgan Stanley	4,000,000	BRL	Pay	12-Month BRAZIBOR	10.520	1/04/12	(9)	1/02/12	(6,472)	(6,472)
Royal Bank of Scotland	1,550,000	USD	Pay	3-Month USD-LIBOR-BBA	4.547	Semi-Annually		6/02/15	210,912	210,912
Royal Bank of Scotland	825,000	USD	Receive	3-Month USD-LIBOR-BBA	3.580	Semi-Annually		6/02/10	(30,768)	(30,768)
UBS	1,500,000	USD	Receive	3-Month USD-LIBOR-BBA	5.120	Semi-Annually		6/02/28	(438,974)	(438,974)
										$(593,143)

Credit Default Swaps outstanding at March 31, 2009:

Counterparty	Referenced Entity	Buy/Sell Protection		Current Credit Spread (10)	Notional Amount	Fixed Rate	Termination Date	Value at March 31, 2009 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	Masco Corporation	Buy	(11)	5.19%	$1,000,000	5.150%	3/20/14	$(279)	$(279)
Deutsche Bank AG	Aetna Inc.	Buy	(11)	1.34	1,000,000	1.150	3/20/14	8,281	8,281
Goldman Sachs	DJ High Yield CDX	Sell	(11)	17.56	2,000,000	5.000	12/20/13	(599,166)	(224,767)
Goldman Sachs	Georgia-Pacific LLC	Sell	(11)	6.86	100,000	2.250	6/20/09	(965)	(965)
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	(11)	28.44	50,000	5.000	6/20/09	(2,412)	(1,287)
JPMorgan	Newell Rubbermaid Inc.	Buy	(11)	2.72	1,300,000	2.820	6/20/14	(5,674)	(5,674)
JPMorgan	Mohawk Industries, Inc.	Buy	(11)	4.12	1,000,000	3.700	3/20/14	15,748	15,748
									$(208,943)

Futures Contracts outstanding at March 31, 2009:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at March 31, 2009 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 2-Year Treasury Note	Long	76	6/09	$16,559,688	$67,692
U.S. 5-Year Treasury Note	Short	(97)	6/09	(11,520,266)	(146,393)
U.S. 10-Year Treasury Note	Long	22	6/09	2,729,719	79,817
U.S. 30-Year Treasury Bond	Long	8	6/09	1,037,625	25,550
					$26,666

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Principal Amount (000) rounds to less than $1,000.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.

(6)	Put Notional Amount is calculated by multiplying the Call Notional Amount by the Strike Price.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(9)	Fixed Rate Payment is due two business days after contract Termination Date.

(10)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(11)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

N/A	Not applicable/not available.

I/O	Interest only investment.
P/O	Principal only investment.
OTC	Over-The-Counter market transaction.

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2009

WI/DD	Purchased on a when-issued or delayed delivery basis.
TBD	To be determined. The payer of the floating rate will be determined once the swaption has been exercised.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
USD	United States (U.S.) Dollar
ZAR	South African Rand
AUD-BBR	Australian Dollar-Bank Bill Short Term Rate
BRAZIBOR	Brazil Inter-Bank Offered Rate
CZK-PRIBOR	Czech Koruna-Prague Inter-Bank Offered Rate
EURIBOR	Euro Inter-Bank Offered Rate
GBP-LIBOR-BBA	British Pound-London Inter-Bank Offered Rate-British Bankers’ Association
MXN-TIIE	Mexican Peso-Inter-Bank Equilibrium Interest Rate
NOK-NIBOR	Norwegian Krone-Norwegian Inter-Bank Offered Rate
PLN-WIBOR	Polish Zloty-Warsaw Inter-Bank Offered Rate
TELEBOR	Tel Aviv Inter-Bank Offered Rate
USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate-British Bankers’ Association
ZAR-JIBAR	South African Rand-Johannesburg Inter-Bank Agreed Rate

See accompanying notes to financial statements.

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Income Fund

March 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.2%

	Diversified Telecommunication Services – 0.2%

$100	Qwest Communications International Inc.	7.500%	2/15/14	Ba3	$87,000
$100	Total Convertible Bonds (cost $92,650)				87,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 18.5%

	Aerospace & Defense – 0.5%

$50	BE Aerospace Inc.	8.500%	7/01/18	BB+	$41,813

12	Boeing Capital Corporation	5.800%	1/15/13	A+	12,767

50	DI Finance/DynCorp International, Series B	9.500%	2/15/13	B	47,125

35	General Dynamics Corporation	4.250%	5/15/13	A	36,262

40	Hawker Beechcraft Acquisition Company	9.750%	4/01/17	B–	7,000

40	Honeywell International Inc.	7.500%	3/01/10	A	42,011

20	Lockheed Martin Corporation	7.650%	5/01/16	A–	23,207

8	United Technologies Corporation	7.500%	9/15/29	A	9,120
255	Total Aerospace & Defense				219,305
	Auto Components – 0.5%

70	Allison Transmission Inc., 144A	11.000%	11/01/15	CCC+	33,600

100	Cooper Tire & Rubber Company	7.625%	3/15/27	B+	32,500

100	Goodyear Tire & Rubber Company	7.857%	8/15/11	B+	82,500

100	Johnson Controls Inc.	5.500%	1/15/16	BBB	74,126
370	Total Auto Components				222,726
	Beverages – 0.2%

7	Coca-Cola Enterprises Inc.	6.750%	9/15/28	A	7,149

5	Diageo Capital, PLC	5.750%	10/23/17	A–	5,106

10	Pepsi Bottling Group LLC	5.500%	4/01/16	A	10,640

65	PepsiCo Inc.	3.750%	3/01/14	Aa2	66,005
87	Total Beverages				88,900
	Building Products – 0.2%

40	Dayton Superior Corporation (8)	13.000%	6/15/09	Caa3	27,900

4	Masco Corporation	5.875%	7/15/12	BBB	3,152

40	Norcraft Holdings LP	9.750%	9/01/12	CCC+	31,800

40	Nortek Inc.	10.000%	12/01/13	B	16,900
124	Total Building Products				79,752
	Chemicals – 0.2%

6	Dow Chemical Company	7.375%	11/01/29	Baa1	3,876

30	MacDermid, Inc., 144A	9.500%	4/15/17	CCC+	10,500

50	Methanex Corporation (9)	8.750%	8/15/12	BBB–	42,500

65	NOVA Chemicals Corporation	5.720%	11/15/13	B3	49,075

2	Praxair, Inc.	6.375%	4/01/12	A	2,145
153	Total Chemicals				108,096

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Income Fund (continued)

March 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Banks – 2.2%

$6	Charter One Bank FSB	6.375%	5/15/12	A1	$4,856

225	Citigroup, Inc.	6.125%	11/21/17	A	195,389

290	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	264,147

80	JP Morgan Chase & Company	5.375%	10/01/12	Aa3	80,217

210	JP Morgan Chase & Company	6.000%	1/15/18	Aa3	212,477

4	Key Bank NA	7.000%	2/01/11	A2	3,971

25	National City Bank	6.200%	12/15/11	A1	24,576

38	PNC Funding Corporation	7.500%	11/01/09	A2	37,850

6	SunTrust Banks Inc.	6.375%	4/01/11	A1	6,066

9	US Bank NA Minnesota	6.375%	8/01/11	AA	9,457

74	Wachovia Corporation	5.250%	8/01/14	AA–	61,511

170	Wells Fargo & Company	5.250%	10/23/12	AA	165,323
1,137	Total Commercial Banks				1,065,840
	Commercial Services & Supplies – 0.5%

30	Ahern Rentals Inc.	9.250%	8/15/13	B	10,650

100	Aramark Corporation	8.500%	2/01/15	B	92,500

50	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	50,372

105	Quebecor Media Inc.	7.750%	3/15/16	B	80,325
285	Total Commercial Services & Supplies				233,847
	Communications Equipment – 0.2%

10	Cisco Systems, Inc.	5.500%	2/22/16	A+	10,597

1	Motorola, Inc.	7.625%	11/15/10	Baa3	951

3	Motorola, Inc.	7.500%	5/15/25	Baa3	1,963

100	Time Warner Telecom Holdings	9.250%	2/15/14	B3	97,000
114	Total Communications Equipment				110,511
	Computers & Peripherals – 0.1%

35	Hewlett Packard Company	4.500%	3/01/13	A	36,026

35	International Business Machines Corporation (IBM)	4.750%	11/29/12	A+	37,128
70	Total Computers & Peripherals				73,154
	Consumer Finance – 0.1%

60	Ford Motor Credit Company	9.875%	8/10/11	CCC+	45,440
	Containers & Packaging – 0.2%

50	Berry Plastics Corporation	9.503%	2/15/15	B+	36,500

95	Intertape Polymer US Inc.	8.500%	8/01/14	CCC+	58,188

40	Tekni-Plex Inc.	10.875%	8/15/12	Caa1	24,200
185	Total Containers & Packaging				118,888
	Diversified Financial Services – 0.7%

150	CIT Group Inc.	2.389%	8/17/09	BBB	134,040

65	Citigroup Inc.	6.000%	10/31/33	A–	34,876

100	Ford Motor Credit Company	7.375%	10/28/09	CCC+	89,696

65	General Electric Capital Corporation	5.625%	9/15/17	AA+	57,062

40	International Lease Finance Corporation	5.650%	6/01/14	BBB+	20,862

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$18	Sanwa Finance Aruba AEC	8.350%	7/15/09	Aa3	$18,148
438	Total Diversified Financial Services				354,684
	Diversified Telecommunication Services – 1.2%

50	AT&T, Inc.	6.800%	5/15/36	A	47,369

100	Cablevision Systems Corporation	8.000%	4/15/12	B+	97,750

90	Cincinnati Bell Inc.	7.000%	2/15/15	Ba3	83,250

40	Citizens Communications Company	9.000%	8/15/31	BB	27,650

75	FairPoint Communications Inc., 144A	13.125%	4/01/18	B3	14,625

100	Hughes Network Systems LLC, 144A	9.500%	4/15/14	B1	90,000

95	Sprint Capital Corporation	6.900%	5/01/19	BB	67,450

55	Verizon Communications	6.250%	4/01/37	A	49,076

85	Windstream Corporation	8.625%	8/01/16	BB	83,938
690	Total Diversified Telecommunication Services				561,108
	Electric Utilities – 0.8%

35	American Electric Power	5.250%	6/01/15	BBB	32,786

20	Carolina Power and Light Company	5.125%	9/15/13	A2	20,865

45	Dominion Resources Inc.	6.250%	6/30/12	A–	46,588

14	Duke Capital LLC	5.668%	8/15/14	Baa1	13,504

105	Duke Energy Corporation	6.250%	1/15/12	A–	111,718

75	Exelon Corporation	4.900%	6/15/15	Baa1	63,763

45	FirstEnergy Corporation	6.450%	11/15/11	BBB–	45,068

5	FirstEnergy Corporation	7.375%	11/15/31	BBB–	4,079

16	Pacific Gas and Electric Company	6.050%	3/01/34	A3	15,706

10	Progress Energy, Inc.	7.000%	10/30/31	BBB	9,260

5	PSE&G Power LLC	8.625%	4/15/31	Baa1	5,039

11	Reliant Energy, Centerpoint Energy Inc.	7.750%	2/15/11	BBB	11,182

9	Virginia Electric and Power Company	4.750%	3/01/13	A–	9,095
395	Total Electric Utilities				388,653
	Electrical Equipment – 0.1%

25	Emerson Electric Company	5.250%	10/15/18	A	26,017

5	UCAR Finance Inc.	10.250%	2/15/12	Ba3	4,550
30	Total Electrical Equipment				30,567
	Energy Equipment & Services – 0.8%

50	Allis Chalmers Energy Inc.	8.500%	3/01/17	B	21,875

80	Energy Future Holdings	10.875%	11/01/17	B–	52,000

70	Helix Energy Solutions, 144A	9.500%	1/15/16	B+	41,650

85	Nabors Industries Inc.	9.250%	1/15/19	BBB+	80,725

40	SandRidge Energy, 144A	8.000%	6/01/18	B–	29,600

40	Southwestern Energy Company	7.625%	5/01/27	Ba2	40,200

35	Targa Resources Inc.	8.500%	11/01/13	B3	21,875

70	Targa Resources Inc., 144A	8.250%	7/01/16	B	51,100

55	Transocean Sedco Inc.	6.000%	3/15/18	BBB+	51,904
525	Total Energy Equipment & Services				390,929

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Income Fund (continued)

March 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food & Staples Retailing – 0.2%

$25	CVS Caremark Corporation	5.750%	8/15/11	BBB+	$26,235

2	Kroger Co	7.500%	4/01/31	Baa2	2,204

50	Wal-Mart Stores, Inc.	5.800%	2/15/18	AA	54,758
77	Total Food & Staples Retailing				83,197
	Food Products – 0.6%

100	General Mills, Inc.	6.000%	2/15/12	BBB+	105,476

27	Kellogg Company	7.450%	4/01/31	A3	31,951

85	Kraft Foods Inc.	6.125%	2/01/18	BBB+	85,336

70	Pinnacle Foods Finance LLC	10.625%	4/01/17	CCC	49,350
282	Total Food Products				272,113
	Gas Utilities – 0.0%

2	Consolidated Natural Gas Company	5.000%	12/01/14	A–	1,933
	Health Care Providers & Services – 0.1%

50	HCA Inc.	8.750%	9/01/10	B–	50,000
	Hotels, Restaurants & Leisure – 0.5%

100	Boyd Gaming Corporation	7.125%	2/01/16	BB–	54,500

100	Tricon Golbal Restaurants Incorporated	8.875%	4/15/11	BBB–	106,739

100	Wynn Las Vegas LLC/Corporation, First Mortgage	6.625%	12/01/14	BBB–	76,000
300	Total Hotels, Restaurants & Leisure				237,239
	Household Durables – 0.3%

25	K. Hovnanian Enterprises Inc.	11.500%	5/01/13	B1	17,531

100	Ryland Group Inc.	5.375%	5/15/12	BB–	87,500

25	Toll Corporation	8.250%	2/01/11	BB+	24,500
150	Total Household Durables				129,531
	Household Products – 0.0%

20	Procter and Gamble Company	4.850%	12/15/15	AA–	21,855
	Industrial Conglomerates – 0.2%

125	Tyco International Group	6.000%	11/15/13	BBB+	117,723
	Insurance – 0.2%

35	Allstate Corporation	7.200%	12/01/09	A–	34,708

55	Prudential Financial Inc.	4.750%	4/01/14	A	40,937
90	Total Insurance				75,645
	IT Services – 0.2%

100	First Data Corporation	9.875%	9/24/15	B–	59,000

55	Sungard Data Systems Inc., 144A	10.625%	5/15/15	B	48,400
155	Total IT Services				107,400
	Machinery – 0.0%

5	Caterpillar Inc.	6.050%	8/15/36	A	4,303

15	Deere & Company	6.950%	4/25/14	A	16,421
20	Total Machinery				20,724
	Media – 1.1%

100	AOL Time Warner	6.875%	5/01/12	BBB	101,850

55	Comcast Corporation	6.450%	3/15/37	BBB+	48,194

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$90	Echostar DBS Corporation	7.125%	2/01/16	BB–	$81,000

70	Mediacom LLC	9.500%	1/15/13	B–	65,800

40	News America, Inc.	6.150%	3/01/37	BBB+	29,245

70	Nielsen Finance LLC Co, 144A	11.625%	2/01/14	B–	63,438

96	Sinclair Broadcast Group	8.000%	3/15/12	BB–	52,560

35	Time Warner Cable Inc.	6.550%	5/01/37	BBB	29,541

25	Valassis Communications Inc.	8.250%	3/01/15	B3	10,906

25	Walt Disney Company	6.000%	7/17/17	A	26,569

2	Walt Disney Company	7.000%	3/01/32	A	2,276
608	Total Media				511,379
	Metals & Mining – 0.7%

45	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	B–	17,550

95	California Steel Industries Inc.	6.125%	3/15/14	BB–	66,500

50	Freeport McMoran Copper & Gold, Inc.	6.875%	2/01/14	Baa1	49,050

70	Ispat Inland Inc.	9.750%	4/01/14	BBB+	63,700

30	Noranda Aluminum Acquisition Corporation	6.828%	5/15/15	B3	9,450

30	Russel Metals Inc.	6.375%	3/01/14	BB	24,300

75	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	58,875

25	Steel Dynamics, Inc., 144A	7.750%	4/15/16	BB+	17,250

60	United States Steel Corporation	6.050%	6/01/17	Baa3	37,176
480	Total Metals & Mining				343,851
	Multi-Line Retail – 0.9%

50	Albertson’s, Inc.	8.000%	5/01/31	Ba3	41,125

120	Costco Wholesale Corporation	5.300%	3/15/12	A	128,090

100	Dollar General Corporation	11.875%	7/15/17	B–	98,750

8	Federated Department Stores, Inc.	6.900%	4/01/29	BBB–	4,043

70	J.C. Penney Corporation Inc.	5.750%	2/15/18	BBB–	49,305

50	Revlon Consumer Products	9.500%	4/01/11	CCC+	34,250

20	Sally Holdings Inc.	10.500%	11/15/16	B–	17,600

65	Target Corporation	5.375%	5/01/17	A+	64,209
483	Total Multi-Line Retail				437,372
	Multi-Utilities – 0.2%

50	Aquila, Inc.	11.875%	7/01/12	BBB	52,535

50	Dynegy Holdings, Inc., Term Loan	7.750%	6/01/19	B	32,750
100	Total Multi-Utilities				85,285
	Oil, Gas & Consumable Fuels – 3.1%

95	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	94,487

40	Apache Corporation	6.000%	1/15/37	A–	38,710

100	Chesapeake Energy Corporation	9.500%	2/15/15	BB	97,750

125	Chevron Corporation	3.950%	3/03/14	Aa1	128,514

100	Comstock Resources Inc.	6.875%	3/01/12	B	87,500

75	Denbury Resources Inc.	9.750%	3/01/16	BB	72,750

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Income Fund (continued)

March 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$10	Devon Energy Corporation	7.950%	4/15/32	BBB+	$10,383

10	Duke Energy Field Services Corporation	7.875%	8/16/10	BBB	10,139

50	Forest Oil Corporation, 144A	8.500%	2/15/14	BB–	46,625

33	Halliburton Company	5.500%	10/15/10	A	34,308

35	Mariner Energy Corporation	8.000%	5/15/17	B+	23,275

100	Markwest Energy Partners LP	8.750%	4/15/18	B+	70,250

95	McMoran Exploration Corporation, Convertible Bonds	11.875%	11/15/14	B	66,025

20	Occidental Petroleum Corporation	6.750%	1/15/12	A	21,523

100	OPTI Canada Inc.	8.250%	12/15/14	B	45,250

100	Pacific Energy Partners LP	6.250%	9/15/15	BBB–	85,953

100	Petrohawk Energy Corporation, 144A	7.875%	6/01/15	B	88,500

50	Premcor Refining Group Inc.	7.500%	6/15/15	BBB	48,616

50	Range Resources Corporation	7.250%	5/01/18	BB	45,000

245	Suncor Energy Inc.	6.100%	6/01/18	BBB+	209,297

100	Tesoro Petroleum Corporation	6.500%	6/01/17	BB+	76,000

10	Tosco Corporation	8.125%	2/15/30	A1	10,915

10	Valero Energy Corporation	7.500%	4/15/32	BBB	7,863

100	W&T Offshore, Inc., 144A	8.250%	6/15/14	B	64,500

10	XTO Energy, Inc.	6.250%	4/15/13	BBB	10,339
1,763	Total Oil, Gas & Consumable Fuels				1,494,472
	Paper & Forest Products – 0.5%

38	Buckeye Technologies Inc.	8.000%	10/15/10	B	36,480

30	Mercer International Inc.	9.250%	2/15/13	B2	9,600

50	Packaging Corporation of America	5.750%	8/01/13	BBB	46,177

80	Rock-Tenn Company	8.200%	8/15/11	BB+	80,600

50	Rock-Tenn Company	5.625%	3/15/13	BB+	44,250

8	Westvaco Corporation	8.200%	1/15/30	BBB	6,321
256	Total Paper & Forest Products				223,428
	Pharmaceuticals – 0.1%

20	GlaxoSmithKline Capital	5.650%	5/15/18	A+	20,551

3	Schering-Plough Corporation	6.750%	12/01/33	A–	3,131

20	Wyeth	5.500%	3/15/13	A+	20,841
43	Total Pharmaceuticals				44,523
	Real Estate Management & Development – 0.0%

22	ERP Operating LP	6.625%	3/15/12	BBB+	18,667
	Road & Rail – 0.1%

18	Burlington Northern Santa Fe Corporation	6.750%	7/15/11	Baa1	18,993

13	Canadian National Railways Company	6.250%	8/01/34	A–	12,925

10	CSX Corporation	5.600%	5/01/17	BBB–	8,425

17	Norfolk Southern Corporation	7.700%	5/15/17	BBB+	18,992
58	Total Road & Rail				59,335

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Textiles, Apparel & Luxury Goods – 0.2%

$100	Levi Strauss & Company	8.875%	4/01/16	B+	$78,000
	Wireless Telecommunication Services – 0.8%

50	Cricket Communications Inc., 144A	10.000%	7/15/15	B–	48,374

100	IntelSat Jackson Holding, 144A	9.500%	6/15/16	BB–	94,500

105	Metro Wireless Inc.	9.250%	11/01/14	B	102,374

60	Rogers Wireless Communications Inc.	6.375%	3/01/14	BBB–	60,804

80	Vodafone Group PLC	5.350%	2/27/12	A–	81,275
395	Total Wireless Telecommunication Services				387,327
$10,497	Total Corporate Bonds (cost $9,819,258)				8,893,399

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 58.5%

	U.S. Treasury Bonds/Notes – 58.5%

$1,000	United States of America Treasury Bonds/Notes	8.130%	8/15/19	AAA	$1,450,313

100	United States of America Treasury Bonds/Notes	6.380%	8/15/27	AAA	137,813

250	United States of America Treasury Bonds/Notes	5.500%	8/15/28	AAA	315,586

200	United States of America Treasury Bonds/Notes	5.250%	11/15/28	AAA	246,063

550	United States of America Treasury Bonds/Notes (10)	5.250%	2/15/29	AAA	677,445

200	United States of America Treasury Bonds/Notes	5.380%	2/15/31	AAA	252,219

170	United States of America Treasury Bonds/Notes	4.380%	2/15/38	AAA	193,163

100	United States of America Treasury Bonds/Notes	1.250%	11/30/10	AAA	100,840

500	United States of America Treasury Bonds/Notes	4.500%	2/28/11	AAA	535,235

500	United States of America Treasury Bonds/Notes	4.500%	9/30/11	AAA	543,751

1,500	United States of America Treasury Bonds/Notes	1.750%	11/15/11	AAA	1,529,540

1,700	United States of America Treasury Bonds/Notes (10)	4.500%	11/30/11	AAA	1,856,985

1,750	United States of America Treasury Bonds/Notes	1.130%	1/15/12	AAA	1,751,642

1,250	United States of America Treasury Bonds/Notes	1.380%	3/15/12	AAA	1,259,083

200	United States of America Treasury Bonds/Notes	3.500%	2/15/18	AAA	214,688

55	United States of America Treasury Bonds/Notes	3.880%	5/15/18	AAA	60,689

400	United States of America Treasury Bonds/Notes	3.750%	11/15/18	AAA	436,157

5,200	United States of America Treasury Securities, STRIPS (I/O) (10)	0.000%	8/15/11	AAA	5,092,563

1,000	United States of America Treasury Securities, STRIPS (I/O)	0.000%	8/15/13	AAA	927,331

6,455	United States of America Treasury Securities, STRIPS (I/O) (10)	0.000%	8/15/18	AAA	4,795,102

1,250	United States of America Treasury Securities, STRIPS (I/O)	0.000%	11/15/18	AAA	926,215

4,165	United States of America Treasury Securities, STRIPS (I/O)	0.000%	2/15/31	AAA	1,788,088

5,000	United States of America Treasury Securities, STRIPS (P/O)	0.000%	11/15/21	AAA	3,166,124
$33,495	Total U.S. Government and Agency Obligations (cost $26,840,145)				28,256,635

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 62.1%

	Autos – Asset-Backed Securities – 7.9%

$127	Banc of America Securities Auto Trust 2006-G1	5.180%	6/18/10	AAA	$126,946

210	Capital Auto Receivables Asset Trust, Series 2007-2-A3A	5.020%	9/15/11	AAA	210,301

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Income Fund (continued)

March 31, 2009

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Autos – Asset-Backed Securities (continued)

$85		Daimer Chrysler Auto Trust, Series 2006D	4.980%	2/08/11	AAA	$85,521

141		Daimler Chrysler Auto Trust 2008B (9)	5.320%	11/10/14	AA	95,810

400		Ford Credit Auto Owner Trust, 2008A-3A	3.960%	4/15/12	AAA	386,653

156		Hyundai Auto Receivables Trust 2007A, Class A3A	5.040%	1/17/12	AAA	158,358

580		Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	603,469

700		Nissan Auto Receveivables Owners Trust 2008-A3	3.890%	8/15/11	AAA	706,764

1,400		Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	1,439,207
3,799		Total Autos				3,813,029
		Credit Cards – Asset-Backed Securities – 10.1%

175		American Express Credit Card Master Trust, Class C Series 2007-6	0.950%	1/15/13	BBB	133,173

500		American Express Issuance Trust 2008-2A	4.020%	1/18/11	AAA	497,120

79		Bank of America Alternative Loan Trust, Series 2005-5 2 CB1 (9)	6.000%	6/25/35	Ba1	43,106

310		Bank of America Credit Card Trust 2006 Series B3	0.640%	1/17/12	AA	298,673

850		Chase Issuance Trust 2008 Class A9	4.260%	5/15/13	AAA	847,620

750		CitiBank Credit Card Issuance Trust, Series 2006-A4	5.450%	5/10/13	AAA	763,979

205		Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	201,375

500		General Electric Master Credit Card Note Trust, Class A, Series 2006-1	5.080%	9/15/12	AAA	499,683

500		Household Credit Card Master Note Trust, Class A, Series 2006-1	5.100%	6/15/12	AAA	498,544

700		MBNA Credit Card Master Note Trust Series 2005-A3	4.100%	10/15/12	AAA	699,560

397		MBNA Master Credit Card Trust Class 99-J	7.000%	2/15/12	AAA	403,187
4,966		Total Credit Cards				4,886,020
		Home Equity – Asset-Backed Securities – 0.0%

—	(3)	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	CC	—
		Other – Asset-Backed Securities – 0.2%

88		SLM Student Loan Trust 2007-7 Class A1	1.299%	10/25/12	AAA	86,999
		Commercial – Mortgage-Backed Securities – 0.5%

350		Banc of America Commercial Mortgage Pass-Through Certificates, Series 2005 (9)	4.930%	7/10/45	AAA	263,570
		Residential – Mortgage-Backed Securities – 43.4%

584		Federal National Mortgage Association Pool 735060	6.000%	11/01/34	AAA	612,354

281		Federal National Mortgage Association Pool 735606	4.410%	5/01/35	AAA	288,824

318		Federal National Mortgage Association Pool 824163	5.500%	4/01/35	AAA	330,815

257		Federal National Mortgage Association Pool 838948	5.100%	8/01/35	AAA	261,780

326		Federal National Mortgage Association Pool 905597	6.060%	12/01/36	AAA	339,764

778		Federal National Mortgage Association Pool 946228	6.147%	9/01/37	AAA	812,414

3,000		Federal National Mortgage Association (MDR) (WI/DD)	6.000%	TBA	AAA	3,133,593

7,520		Federal National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	7,760,873

102		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	5.940%	1/01/37	AAA	105,717

155		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	AAA	162,292

150		Federal Home Loan Mortgage Corporation. Mortgage Series 2963	5.500%	5/15/28	AAA	153,668

249		Federal Home Loan Mortgage Corporation, Mortgage Pool 847681	6.230%	12/01/36	AAA	258,607

6,500		Government National Mortgage Association (MDR) (WI/DD)	4.500%	TBA	AAA	6,650,313

65		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	4.950%	10/25/35	AAA	44,974
20,285		Total Residential				20,915,988
$29,488		Total Asset-Backed and Mortgage-Backed Securities (cost $29,726,983)				29,965,606

30	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CAPITAL PREFERRED SECURITIES – 0.0%

		Capital Markets – 0.0%

$8		First Union Institutional Capital Securities I	8.040%	12/01/26	A	$6,087
$8		Total Capital Preferred Securities (cost $8,618)				6,087

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 2.3%

		Colombia – 0.7%

$10		Republic of Colombia	8.250%	12/22/14	BBB–	$11,150

810,000	COP	Republic of Colombia	11.750%	3/01/10	BB+	329,856
		Total Colombia				341,006
		Hungary – 0.1%

60		Republic of Hungary, Treasury Bill	4.750%	2/03/15	Baa1	50,954
		Israel – 0.1%

65		State of Israel	5.500%	11/09/16	A1	69,984
		Mexico – 0.1%

65		United Mexican States	6.625%	3/03/15	BBB+	68,738
		Poland – 0.1%

60		Republic of Poland	5.000%	10/19/15	A2	56,850
		Turkey – 1.2%

520		Republic of Turkey, Government Bond	9.500%	1/15/14	BB–	572,000
		Total Sovereign Debt (cost $1,199,616)				1,159,532

Principal Amount (000)	Description (1)	Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.3%

	Connecticut – 0.3%

$150	Connecticut State, General Obligation Bonds, Series 2008A, 5.850%, 3/15/32	3/18 at 100.00	AA	$143,294
$150	Total Municipal Bonds (cost $150,000)			143,294

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 11.6%

	U.S Government and Agency Obligations – 4.1%

$2,000	Federal Home Loan Banks, Discount Notes	0.000%	5/18/09	AAA	$1,999,130
	Repurchase Agreements – 7.5%

3,621	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/09, repurchase price $3,621,335, collateralized by $3,680,000 U.S. Treasury Notes, 2.375%, due 3/31/16, value $3,693,800	0.100%	4/01/09	N/A	3,621,325
$5,621	Total Short-Term Investments (cost $5,620,455)				5,620,455

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Income Fund (continued)

March 31, 2009

Type	Counterparty	Put Notional Amount		Call Notional Amount (6)		Expiration Date	Strike Price		Value

	PUT OPTIONS – 0.0%

Currency Option	Goldman Sachs	600,000	USD	7,200,000	MXN	6/12/09	12.000	MXN	$8,759
	Total Put Options (cost $16,728)								8,759
	Total Investments (cost $73,474,453) – 153.5%								74,140,767

Type	Counterparty	Put Notional Amount (7)		Call Notional Amount		Expiration Date	Strike Price		Value
	CALL OPTIONS WRITTEN – (0.0)%

Currency Option	Goldman Sachs	(12,336,000	) MXN	(600,000)	USD	6/12/09	20.560	MXN	$(15,482)
	Total Call Options Written (premiums received $16,728)								(15,482)

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Premium		Value
	CALL SWAPTIONS WRITTEN – (0.0)%

OTC-10-Year Interest Rate Swap	Goldman Sachs	3-Month USD-LIBOR-BBA	TBD	4/30/09	(1,720,000)	USD	(22,532)	USD	$(22,532)
	Total Call Swaptions Written (premiums received $22,532)								(22,532)

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Premium		Value

	PUT SWAPTIONS WRITTEN – (0.0)%

OTC-10-Year Interest Rate Swap	Goldman Sachs	3-Month USD-LIBOR-BBA	TBD	4/30/09	(1,720,000)	USD	(22,532)	USD	$(22,532)
	Total Put Swaptions Written (premiums received $22,532)								(22,532)
	Other Assets Less Liabilities – (53.5)%								(25,780,176)
	Net Assets – 100%								$48,300,045

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at March 31, 2009:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Brazilian Real	1,605,100	U.S. Dollar	715,285	4/02/09	$23,357
Colombian Peso	1,601,940,000	U.S. Dollar	646,856	4/06/09	16,479
Colombian Peso	530,335,000	U.S. Dollar	205,000	5/04/09	(2,755)
Colombian Peso	386,025,000	U.S. Dollar	150,000	5/04/09	(1,222)
Czech Koruna	15,775,200	U.S. Dollar	700,000	4/17/09	(65,626)
New Taiwan Dollar	23,124,500	U.S. Dollar	700,000	4/08/09	17,933
New Zealand Dollar	1,400,000	U.S. Dollar	693,840	4/06/09	(104,639)
Polish Zloty	2,642,320	U.S. Dollar	706,635	4/17/09	(52,400)
Singapore Dollar	1,120,164	U.S. Dollar	731,345	6/23/09	(4,498)
U.S. Dollar	675,007	Brazilian Real	1,605,100	4/02/09	16,921
U.S. Dollar	716,338	New Zealand Dollar	1,400,000	4/06/09	82,141
U.S. Dollar	344,103	Colombian Peso	852,000,000	4/06/09	(8,834)
U.S. Dollar	206,688	Colombian Peso	513,000,000	4/06/09	(4,818)
U.S. Dollar	93,838	Colombian Peso	236,940,000	4/06/09	(600)

32	Nuveen Investments

Investments in Derivatives (continued)

Forward Foreign Currency Exchange Contracts outstanding at March 31, 2009 (continued):

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. Dollar	686,452	New Taiwan Dollar	23,124,500	4/08/09	$(4,385)
U.S. Dollar	650,000	New Turkish Lira	1,080,950	4/08/09	(1,106)
U.S. Dollar	706,002	Czech Koruna	15,775,200	4/17/09	59,624
U.S. Dollar	650,000	South African Rand	6,491,714	4/20/09	32,279
U.S. Dollar	356,250	Mexican Peso	5,249,166	4/20/09	13,069
U.S. Dollar	356,250	Mexican Peso	5,248,809	4/20/09	13,044
U.S. Dollar	170,000	Chilean Peso	98,090,000	4/27/09	(1,909)
U.S. Dollar	150,000	Chilean Peso	86,475,000	4/27/09	(1,813)
U.S. Dollar	699,050	Australian Dollar	1,000,000	4/27/09	(4,998)
U.S. Dollar	330,000	Chilean Peso	189,585,000	4/27/09	(5,120)
U.S. Dollar	47,690	South African Rand	450,000	4/30/09	(511)
U.S. Dollar	709,436	Brazilian Real	1,605,100	5/05/09	(22,766)
U.S. Dollar	742,052	Singapore Dollar	1,120,164	6/23/09	(6,209)
					$(19,362)

Interest Rate Swaps outstanding at March 31, 2009:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Termination Date	Value at March 31, 2009 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Barclays Bank PLC	12,150,000	NOK	Pay	6-Month NOK-NIBOR	4.400%	Annually		12/23/18	$13,170	$13,170
Barclays Bank PLC	5,400,000	EUR	Receive	6-Month EURIBOR	2.630	Annually		1/07/11	(75,828)	(75,828)
Barclays Bank PLC	2,490,000	EUR	Pay	6-Month EURIBOR	3.735	Annually		1/07/19	99,194	99,194
Barclays Bank PLC	1,340,000	EUR	Pay	6-Month EURIBOR	3.500	Annually		2/25/19	19,246	19,246
Barclays Bank PLC	560,000	EUR	Receive	6-Month EURIBOR	3.590	Annually		1/07/39	10,320	10,320
BNP Paribas	26,358,750	CZK	Receive	6-Month CZK-PRIBOR	4.210	Annually		8/11/18	(99,080)	(99,080)
Citibank	11,250,000	AUD	Receive	3-Month AUD-BBR	5.140	Quarterly		10/20/10	(237,069)	(221,000)
Citibank	5,700,000	AUD	Pay	6-Month AUD-BBR	5.900	Semi-Annually		10/22/18	278,754	278,754
Citibank	5,000,000	USD	Receive	3-Month USD-LIBOR-BBA	0.000	N/A		11/15/21	(656,030)	(656,974)
Citibank	3,555,000	BRL	Pay	12-Month BRAZIBOR	10.660	1/04/12	(11)	1/02/12	(1,797)	(1,797)
Citibank	1,300,000	AUD	Receive	6-Month AUD-BBR	5.030	Semi-Annually		10/20/38	(49,186)	(49,186)
Deutsche Bank AG	6,700,000	ILS	Pay	3-Month TELBOR	4.660	Annually		12/24/18	22,169	22,169
Goldman Sachs	64,000,000	MXN	Pay	28-Day MXN-TIIE	7.090	28-Day		2/08/11	48,527	48,527
Goldman Sachs	8,250,000	ZAR	Receive	3-Month ZAR-JIBAR	9.950	Quarterly		10/23/18	(78,932)	(78,932)
Goldman Sachs	1,000,000	GBP	Pay	6-Month GBP-LIBOR-BBA	3.605	Semi-Annually		12/19/18	(1,144)	(1,144)
JPMorgan	9,250,000	PLN	Receive	6-Month PLN-WIBOR	4.400	Annually		12/23/13	111,377	111,377
JPMorgan	6,400,000	ZAR	Receive	3-Month ZAR-JIBAR	9.940	Quarterly		8/07/18	(61,036)	(61,036)
Morgan Stanley	3,555,000	BRL	Pay	12-Month BRAZIBOR	10.520	1/04/12	(11)	1/02/12	(5,752)	(5,752)
Royal Bank of Scotland	3,350,000	USD	Pay	3-Month USD-LIBOR-BBA	4.547	Semi-Annually		6/02/15	455,842	440,591
Royal Bank of Scotland	1,775,000	USD	Receive	3-Month USD-LIBOR-BBA	3.580	Semi-Annually		6/02/10	(66,199)	(62,371)
UBS	3,150,000	USD	Receive	3-Month USD-LIBOR-BBA	5.120	Semi-Annually		6/02/28	(921,845)	(886,011)
										$(1,155,763)

Credit Default Swaps outstanding at March 31, 2009:

Counterparty	Referenced Entity	Buy/Sell Protection		Current Credit Spread (12)	Notional Amount	Fixed Rate	Termination Date	Value at March 31, 2009 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	Masco Corporation	Buy	(13)	5.19%	$1,300,000	5.150%	3/20/14	$(363)	$(363)
Credit Suisse	DJ High Yield CDX	Sell	(13)	16.36	1,940,000	5.000	6/20/13	(520,233)	(402,482)
Deutsche Bank	Aetna Inc.	Buy	(13)	1.34	1,300,000	1.150	3/20/14	10,765	10,765
Goldman Sachs	DJ Investment Grade CDX	Sell	(13)	2.61	2,928,000	1.550	6/20/13	(118,647)	(139,236)
Goldman Sachs	DJ High Yield CDX	Sell	(13)	16.36	1,940,000	5.000	6/20/13	(520,233)	(414,133)

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Income Fund (continued)

March 31, 2009

Investments in Derivatives (continued)

Credit Default Swaps outstanding at March 31, 2009 (continued):

Counterparty	Referenced Entity	Buy/Sell Protection		Current Credit Spread (12)	Notional Amount	Fixed Rate	Termination Date	Value at March 31, 2009 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan	DJ High Yield CDX	Sell	(13)	17.56%	$2,764,500	5.000%	12/20/13	$(834,255)	$(240,745)
JPMorgan	DJ Investment Grade CDX	Sell	(13)	2.61	1,952,000	1.550	6/20/13	(79,098)	(97,846)
JPMorgan	DJ Investment Grade CDX	Sell	(13)	2.37	850,000	1.500	12/20/13	(29,947)	(3,710)
JPMorgan	Mohawk Industries Inc.	Buy	(13)	4.12	1,300,000	3.700	3/20/14	20,473	20,473
JPMorgan	Newell Rubbermaid Inc.	Buy	(13)	2.72	1,000,000	2.820	6/20/14	(4,365)	(4,365)
									$(1,271,642)

Futures Contracts outstanding at March 31, 2009:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at March 31, 2009 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S 2-Year Treasury Note	Short	(10)	6/09	$(2,178,906)	$(9,674)
U.S. 5-Year Treasury Note	Short	(54)	6/09	(6,413,344)	(96,704)
U.S. 10-Year Treasury Note	Short	(19)	6/09	(2,357,484)	(54,631)
U.S. 30-Year Treasury Bond	Short	(8)	6/09	(1,037,625)	(39,489)
					$(200,498)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Principal Amount (000) rounds to less than $1,000.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.

(7)	Put Notional Amount is calculated by multiplying the Call Notional Amount by the Strike Price.

(8)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(10)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(11)	Fixed Rate Payment is due two business days after contract Termination Date.

(12)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(13)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

MDR	Denotes investment is subject to dollar roll transactions.
N/A	Not applicable.
I/O	Interest only investment.
P/O	Principal only investment.
OTC	Over-The-Counter market transaction.
WI/DD	Purchased on a when-issued or delay delivery basis.
TBA	To be announced. Maturity date not known prior to settlement of this transaction.
TBD	To be determined. The payer of the floating rate will be determined once the swaption has been exercised.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso

34	Nuveen Investments

CZK	Czech Koruna
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
USD	United States (U.S.) Dollar
ZAR	South African Rand
AUD-BBR	Australian Dollar-Bank Bill Short Term Rate
BRAZIBOR	Brazil Inter-Bank Offered Rate
CZK-PRIBOR	Czech Koruna-Prague Inter-Bank Offered Rate
EURIBOR	Euro Inter-Bank Offered Rate
GBP-LIBOR-BBA	British Pound-London Inter-Bank Offered Rate-British Bankers’ Association
MXN-TIIE	Mexican Peso-Inter-Bank Equilibrium Interest Rate
NOK-NIBOR	Norwegian Krone-Norwegian Inter-Bank Offered Rate
PLN-WIBOR	Polish Zloty-Warsaw Inter-Bank Offered Rate
TELEBOR	Tel Aviv Inter-Bank Offered Rate
USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate-British Bankers’ Association
ZAR-JIBAR	South African Rand-Johannesburg Inter-Bank Agreed Rate

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund

March 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.0%

	Diversified Telecommunication Services – 1.0%

$1,354	Qwest Communications International Inc.	7.500%	2/15/14	Ba3	$1,177,980
$1,354	Total Convertible Bonds (cost $1,254,476)				1,177,980

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 82.6%

	Aerospace & Defense – 1.0%

$991	DI Finance/DynCorp International, Series B	9.500%	2/15/13	B	$934,018

1,955	Hawker Beechcraft Acquisition Company	9.750%	4/01/17	B–	342,125
2,946	Total Aerospace & Defense				1,276,143
	Auto Components – 3.0%

1,925	Allison Transmission Inc., 144A	11.000%	11/01/15	CCC+	924,000

2,260	Cooper Tire & Rubber Company	7.625%	3/15/27	B+	734,500

820	Goodyear Tire & Rubber Company	7.857%	8/15/11	B+	676,500

1,810	Johnson Controls Inc.	5.500%	1/15/16	BBB	1,341,682
6,815	Total Auto Components				3,676,682
	Building Products – 0.6%

425	Dayton Superior Corporation (3)	13.000%	6/15/09	Caa3	296,438

205	Norcraft Holdings LP	9.750%	9/01/12	CCC+	162,975

560	Nortek Inc.	10.000%	12/01/13	B	236,600
1,190	Total Building Products				696,013
	Chemicals – 1.8%

220	MacDermid, Inc., 144A	9.500%	4/15/17	CCC+	77,000

800	Methanex Corporation (4)	8.750%	8/15/12	BBB–	680,000

1,191	NOVA Chemicals Corporation	7.400%	4/01/09	CCC+	1,191,000

365	NOVA Chemicals Corporation	5.720%	11/15/13	B3	275,575
2,576	Total Chemicals				2,223,575
	Commercial Services & Supplies – 4.9%

100	Ahern Rentals Inc.	9.250%	8/15/13	B	35,500

995	Allied Waste North America	7.250%	3/15/15	BBB	941,382

895	Aramark Corporation	8.500%	2/01/15	B	827,875

400	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	402,978

1,930	Browning Ferris-Allied Waste	7.400%	9/15/35	BBB	1,697,721

1,000	Iron Mountain Inc.	8.000%	6/15/20	B+	935,000

1,140	Quebecor Media Inc.	7.750%	3/15/16	B	872,100

495	Ticketmaster, 144A	10.750%	8/01/16	BB–	339,075
6,955	Total Commercial Services & Supplies				6,051,631
	Communications Equipment – 1.1%

1,395	Time Warner Telecom Holdings	9.250%	2/15/14	B3	1,353,150
	Computers & Peripherals – 1.1%

1,450	Seagate Technology HDD Holdings	4.723%	10/01/09	Ba2	1,386,563

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction Materials – 0.6%

$1,040	Texas Industries Inc.	7.250%	7/15/13	BB–	$790,400
	Consumer Finance – 2.9%

2,370	Ford Motor Credit Company	5.700%	1/15/10	CCC+	2,030,397

2,040	Ford Motor Credit Company	9.875%	8/10/11	CCC+	1,544,957
4,410	Total Consumer Finance				3,575,354
	Containers & Packaging – 3.7%

950	Berry Plastics Corporation	9.503%	2/15/15	B+	693,500

1,955	Intertape Polymer US Inc.	8.500%	8/01/14	CCC+	1,197,438

1,506	Owens-Brockway Glass Containers, Guaranteed Senior Note	8.250%	5/15/13	BB	1,521,060

1,900	Tekni-Plex Inc.	10.875%	8/15/12	Caa1	1,149,500
6,311	Total Containers & Packaging				4,561,498
	Diversified Financial Services – 3.8%

1,250	CIT Group Inc.	2.389%	8/17/09	BBB	1,117,004

1,975	Ford Motor Credit Company	9.203%	4/15/09	CCC+	1,952,781

1,750	Ford Motor Credit Company	7.375%	10/28/09	CCC+	1,569,684
4,975	Total Diversified Financial Services				4,639,469
	Diversified Telecommunication Services – 6.4%

820	Cablevision Systems Corporation	8.000%	4/15/12	B+	801,550

1,050	Cincinnati Bell Inc.	8.375%	1/15/14	B2	992,250

510	Cincinnati Bell Inc.	7.000%	2/15/15	Ba3	471,750

760	Citizens Communications Company	9.000%	8/15/31	BB	525,350

1,080	FairPoint Communications Inc., 144A	13.125%	4/01/18	B3	210,600

935	Hughes Network Systems LLC, 144A	9.500%	4/15/14	B1	841,500

1,000	Qwest Capital Funding Inc.	7.900%	8/15/10	B+	980,000

900	Qwest Capital Funding Inc.	7.250%	2/15/11	B+	864,000

1,900	Sprint Capital Corporation	7.625%	1/30/11	BB	1,767,000

415	Windstream Corporation	8.625%	8/01/16	BB	409,813
9,370	Total Diversified Telecommunication Services				7,863,813
	Electric Utilities – 2.1%

1,950	Orion Power Holdings	12.000%	5/01/10	BB	2,020,688

1,000	Texas Competitive Electric Holdings Company LLC., Series B	10.250%	11/01/15	Caa1	505,000
2,950	Total Electric Utilities				2,525,688
	Electrical Equipment – 0.1%

159	UCAR Finance Inc.	10.250%	2/15/12	Ba3	144,690
	Energy Equipment & Services – 6.8%

1,695	Allis Chalmers Energy Inc.	8.500%	3/01/17	B	741,563

670	Energy Future Holdings	10.875%	11/01/17	B–	435,500

1,925	Helix Energy Solutions, 144A	9.500%	1/15/16	B+	1,145,375

185	Kinder Morgan Finance	5.700%	1/05/16	Ba1	156,325

960	SandRidge Energy, 144A	8.000%	6/01/18	B–	710,400

1,330	Sonat Inc.	7.625%	7/15/11	BB–	1,291,520

2,400	Southwestern Energy Company	7.625%	5/01/27	Ba2	2,411,999

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund (continued)

March 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services (continued)

$1,055	Targa Resources Inc.	8.500%	11/01/13	B3	$659,375

1,175	Targa Resources Inc., 144A	8.250%	7/01/16	B	857,750
11,395	Total Energy Equipment & Services				8,409,807
	Food Products – 0.2%

330	Pinnacle Foods Finance LLC	10.625%	4/01/17	CCC	232,650
	Hotels, Restaurants & Leisure – 3.7%

1,895	Boyd Gaming Corporation	7.125%	2/01/16	BB–	1,032,775

1,900	Mandalay Resort	6.500%	7/31/09	CCC	1,235,000

1,900	Mohegan Tribal Gaming Authority	6.375%	7/15/09	CCC+	1,567,500

895	Wynn Las Vegas LLC/Corporation, First Mortgage	6.625%	12/01/14	BBB–	680,200
6,590	Total Hotels, Restaurants & Leisure				4,515,475
	Household Durables – 0.9%

475	K. Hovnanian Enterprises Inc.	11.500%	5/01/13	B1	333,094

820	Ryland Group Inc.	5.375%	5/15/12	BB–	717,500

90	Toll Corporation	8.250%	2/01/11	BB+	88,200
1,385	Total Household Durables				1,138,794
	Independent Power Producers & Energy Traders – 0.5%

662	AES Corporation, 144A	8.750%	5/15/13	BB+	655,380
	IT Services – 1.7%

1,395	First Data Corporation	9.875%	9/24/15	B–	823,050

940	Sungard Data Systems Inc., 144A	10.625%	5/15/15	B	827,200

960	Unisys Corporation	6.875%	3/15/10	B	417,600
3,295	Total IT Services				2,067,850
	Machinery – 0.3%

400	Columbus McKinnon Corporation	8.875%	11/01/13	B+	374,000
	Media – 2.5%

90	Dex Media Inc.	9.000%	11/15/13	Caa2	11,700

1,260	Echostar DBS Corporation	7.125%	2/01/16	BB–	1,134,000

1,025	Mediacom LLC	9.500%	1/15/13	B–	963,500

575	Nielsen Finance LLC Co, 144A	11.625%	2/01/14	B–	521,094

475	Valassis Communications Inc.	8.250%	3/01/15	B3	207,219

495	XM Satellite Radio Holdings Inc., 144A	13.000%	8/01/14	CC	228,938
3,920	Total Media				3,066,451
	Metals & Mining – 10.0%

1,945	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	B–	758,550

1,910	California Steel Industries Inc.	6.125%	3/15/14	BB–	1,337,000

950	Freeport McMoran Copper & Gold, Inc.	6.875%	2/01/14	Baa1	931,941

1,950	Freeport McMoran Copper & Gold, Inc.	7.084%	4/01/15	BBB–	1,606,313

2,000	Gerdau Ameristeel Corporation	10.375%	7/15/11	BB+	2,012,500

3,110	Ispat Inland Inc.	9.750%	4/01/14	BBB+	2,830,121

100	Nalco Finance Holdings Inc.	9.000%	2/01/14	B	90,500

220	Noranda Aluminum Acquisition Corporation	6.828%	5/15/15	B3	69,300

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$2,230	Russel Metals Inc.	6.375%	3/01/14	BB	$1,806,300

625	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	490,625

580	Steel Dynamics, Inc., 144A	7.750%	4/15/16	BB+	400,200
15,620	Total Metals & Mining				12,333,350
	Multi-Line Retail – 2.5%

450	Albertson’s, Inc.	8.000%	5/01/31	Ba3	370,125

1,395	Dollar General Corporation	11.875%	7/15/17	B–	1,377,563

445	Revlon Consumer Products	9.500%	4/01/11	CCC+	304,825

1,175	Sally Holdings Inc.	10.500%	11/15/16	B–	1,034,000
3,465	Total Multi-Line Retail				3,086,513
	Multi-Utilities – 3.0%

3,065	Aquila, Inc.	11.875%	7/01/12	BBB	3,220,422

750	Dynegy Holdings, Inc., Term Loan	7.750%	6/01/19	B	491,250
3,815	Total Multi-Utilities				3,711,672
	Oil, Gas & Consumable Fuels – 10.2%

895	Chesapeake Energy Corporation	9.500%	2/15/15	BB	874,863

1,295	Comstock Resources Inc.	6.875%	3/01/12	B	1,133,125

1,170	Denbury Resources Inc.	9.750%	3/01/16	BB	1,134,900

445	Forest Oil Corporation, 144A	8.500%	2/15/14	BB–	414,963

1,065	Mariner Energy Corporation	8.000%	5/15/17	B+	708,225

1,575	Markwest Energy Partners LP	8.750%	4/15/18	B+	1,106,438

900	McMoran Exploration Corporation	11.875%	11/15/14	B	625,500

1,395	OPTI Canada Inc.	8.250%	12/15/14	B	631,238

1,290	Pacific Energy Partners LP	6.250%	9/15/15	BBB–	1,108,794

1,645	Petrohawk Energy Corporation, 144A	7.875%	6/01/15	B	1,455,825

1,000	Plains Exploration & Production Company	7.625%	6/01/18	BB	815,000

810	Range Resources Corporation	7.250%	5/01/18	BB	729,000

1,150	Tesoro Petroleum Corporation	6.500%	6/01/17	BB+	874,000

1,400	W&T Offshore, Inc., 144A	8.250%	6/15/14	B	903,000
16,035	Total Oil, Gas & Consumable Fuels				12,514,871
	Paper & Forest Products – 2.2%

192	Buckeye Technologies Inc.	8.000%	10/15/10	B	184,320

220	Mercer International Inc.	9.250%	2/15/13	B2	70,400

200	Millar Western Forest Products Ltd	7.750%	11/15/13	B2	68,000

1,950	Packaging Corporation of America	5.750%	8/01/13	BBB	1,800,915

380	Rock-Tenn Company	8.200%	8/15/11	BB+	382,850

250	Rock-Tenn Company	5.625%	3/15/13	BB+	221,250

100	Verso Paper Holdings LLC., Series B	9.125%	8/01/14	B+	38,000
3,292	Total Paper & Forest Products				2,765,735
	Pharmaceuticals – 0.7%

995	Elan Financing Corporation PLC	6.149%	11/15/11	B	820,875

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund (continued)

March 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Semiconductors & Equipment – 0.2%

$67	Freescale Semiconductor Inc., 144A	10.125%	12/15/16	CCC	$12,395

995	Spansion LLC, 144A (3),(8)	4.376%	6/01/13	D	228,850
1,062	Total Semiconductors & Equipment				241,245
	Specialty Retail – 0.6%

725	Warnaco Inc., Senior Notes	8.875%	6/15/13	BB+	683,313
	Textiles, Apparel & Luxury Goods – 0.6%

895	Levi Strauss & Company	8.875%	4/01/16	B+	698,100
	Wireless Telecommunication Services – 2.9%

945	Cricket Communications Inc., 144A	10.000%	7/15/15	B–	914,288

1,000	CSC Holdings Inc., 144A	8.625%	2/15/19	BB	967,500

895	IntelSat Jackson Holding, 144A	9.500%	6/15/16	BB–	845,775

890	Metro Wireless Inc.	9.250%	11/01/14	B	867,750
3,730	Total Wireless Telecommunication Services				3,595,313
$130,153	Total Corporate Bonds (cost $121,037,275)				101,676,063

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 9.7%

	U.S. Treasury Bonds/Notes – 9.7%

$9,115	United States of America Treasury Bonds/Notes (5)	3.375%	6/30/13	AAA	$9,856,310

500	United States of America Treasury Bonds/Notes (5)	1.500%	12/31/13	AAA	498,907

1,400	United States of America Treasury Bonds/Notes (5)	3.750%	11/15/18	AAA	1,526,550
$11,015	Total U.S. Government and Agency Obligations (cost $11,345,310)				11,881,767

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (2)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 0.0% (7)

	Semiconductors & Equipment – 0.0%

$78	Freescale Semiconductor Inc., Incremental Term Loan (4)	1.045%	12/15/14	B–	$41,856
$78	Total Variable Rate Senior Loan Interests (cost $225,763)				41,856

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 6.3%

$7,720	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/09, repurchase price $7,719,675, collateralized by $7,845,000 U.S. Treasury Notes, 2.375%, due 3/31/16, value $7,874,419		0.100%	4/01/09	$7,719,654
$7,720	Total Short-Term Investments (cost $7,719,654)				7,719,654
	Total Investments (cost $141,582,478) – 99.6%				122,497,320
	Other Assets Less Liabilities – 0.4%				437,724
	Net Assets – 100%				$122,935,044

40	Nuveen Investments

Investment in Derivatives

Credit Default Swaps outstanding at March 31, 2009:

Counterparty	Referenced Entity	Buy/Sell Protection		Current Credit Spread (9)	Notional Amount	Fixed Rate	Termination Date	Value at March 31, 2009 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	Masco Corporation	Buy	(10)	5.19%	$2,700,000	5.150%	3/20/14	$(754)	$(754)
Credit Suisse	International Lease Finance Corporation	Sell	(10)	23.87	1,000,000	2.000	6/20/09	(47,139)	(47,139)
Credit Suisse	Dynegy Holdings Inc.	Sell	(10)	12.51	1,000,000	5.000	3/20/14	(223,061)	(83,061)
Deutsche Bank	Aetna Inc.	Buy	(10)	1.34	2,700,000	1.150	3/20/14	22,359	22,359
Goldman Sachs	DJ High Yield CDX	Sell	(10)	16.36	19,200,000	5.000	6/20/13	(5,346,301)	(4,427,301)
Goldman Sachs	Georgia-Pacific LLC	Sell	(10)	6.86	2,900,000	2.250	6/20/09	(27,972)	(27,972)
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	(10)	28.44	1,950,000	5.000	6/20/09	(94,074)	(50,199)
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	(10)	28.44	1,000,000	5.000	6/20/09	(48,243)	(23,243)
Goldman Sachs	Visteon Corporation	Sell	(10)	343.71	1,000,000	5.000	9/20/13	(883,333)	(493,333)
JPMorgan	Mohawk Industries, Inc.	Buy	(10)	4.12	2,700,000	3.700	3/20/14	42,521	42,521
JPMorgan	Newell Rubbermaid Inc.	Buy	(10)	2.72	2,700,000	2.820	6/20/14	(11,784)	(11,784)
									$(5,099,906)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(7)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

(8)	At or subsequent to March 31, 2009, this issue was under protection of the Federal Bankruptcy Court.

(9)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(10)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Assets and Liabilities

March 31, 2009 (Unaudited)

	Short Duration	Multi-Strategy Income	High Yield
Assets
Investments, at value (cost $55,933,996, $67,853,998 and $133,862,824, respectively)	$56,100,913	$68,520,312	$114,777,666
Short-term investments (at cost, which approximates value)	7,376,969	5,620,455	7,719,654
Cash denominated in foreign currencies (cost $4,346, $146 and $0, respectively)	5,049	841	—
Deposits with brokers for open futures contracts (at cost, which approximates value)	559,035	77,203	850,195
Unrealized appreciation on forward foreign currency exchange contracts	229,909	274,847	—
Unrealized appreciation on interest rate swaps	296,482	516,832	—
Unrealized appreciation on credit default swaps	18,355	10,765	53,096
Credit default swaps premiums paid	—	39,337	—
Interest rate swaps premiums paid	—	16,195	—
Receivables:
From Adviser	17,060	22,134	14,066
Interest	393,245	387,728	3,033,062
Investments sold	6,400	6,114,178	520,594
Option contracts closed/expired	29,344	45,064	—
Paydowns	—	4,685	—
Reclaims	—	—	1,317
Shares sold	5,231,963	57,301	4,142,236
Variation margin of open futures contracts	5,060	—	—
Other assets	94	87	510
Total assets	70,269,878	81,707,964	131,112,396
Liabilities
Cash overdraft	—	142	417
Call options written, at value (premiums received $11,152, $16,728 and $0, respectively)	10,321	15,482	—
Call swaptions written, at value (premiums received $14,672, $22,532 and $0, respectively)	14,672	22,532	—
Put swaptions written, at value (premiums received $14,672, $22,532 and $0, respectively)	14,672	22,532	—
Unrealized depreciation on forward foreign currency exchange contracts	242,390	294,209	—
Unrealized depreciation on interest rate swaps	889,625	1,672,595	—
Unrealized depreciation on credit default swaps	227,298	1,282,407	5,153,002
Credit default swaps premiums received	375,524	843,598	1,517,875
Interest rate swaps premiums received	10,358	55,731	—
Payables:
Dividends	104,043	126,647	470,704
Due to broker	14,977	8,350	—
Investments purchased	3,861,323	23,561,082	691,500
Shares redeemed	369,522	5,384,544	210,267
Variation margin on open futures contracts	—	28,143	—
Accrued expenses:
12b-1 distribution and service fees	16,897	8,824	24,507
Other	66,035	81,101	109,080
Total liabilities	6,217,657	33,407,919	8,177,352
Net assets	$64,052,221	$48,300,045	$122,935,044
Class A Shares
Net assets	$29,898,326	$13,538,569	$26,043,278
Shares outstanding	1,571,027	717,113	1,995,483
Net asset value per share	$19.03	$18.88	$13.05
Offering price per share (net asset value per share plus maximum sales charge of 2.00%, 3.75% and 4.75%, respectively, of offering price)	$19.42	$19.62	$13.70
Class B Shares
Net assets	N/A	$2,338,878	$1,757,016
Shares outstanding	N/A	122,327	134,696
Net asset value and offering price per share	N/A	$19.12	$13.04
Class C Shares
Net assets	$13,418,501	$5,347,725	$21,708,300
Shares outstanding	704,349	282,916	1,666,569
Net asset value and offering price per share	$19.05	$18.90	$13.03
Class R3 Shares
Net assets	$517,597	$148,594	$106,781
Shares outstanding	27,219	7,874	8,188
Net asset value and offering price per share	$19.02	$18.87	$13.04
Class I Shares
Net assets	$20,217,797	$26,926,279	$73,319,669
Shares outstanding	1,063,452	1,426,665	5,623,592
Net asset value and offering price per share	$19.01	$18.87	$13.04

Net Assets Consist of:
Capital paid-in	$65,160,804	$49,665,353	$168,717,794
Undistributed (Over-distribution of) net investment income	(558,776)	(477,499)	(1,036,328)
Accumulated net realized gain (loss) from investments, foreign currency, swaptions written and derivative transactions	69,837	1,090,446	(20,561,358)
Net unrealized appreciation (depreciation) of investments, foreign currency, option/swaptions written and derivative transactions	(619,644)	(1,978,255)	(24,185,064)
Net assets	$64,052,221	$48,300,045	$122,935,044

N/A – Short Duration does not offer Class B Shares.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Operations

Six Months Ended March 31, 2009 (Unaudited)

	Short Duration	Multi-Strategy Income	High Yield
Investment Income	$682,948	$1,226,000	$5,639,295
Expenses
Management fees	87,228	143,231	327,083
12b-1 service fees – Class A	24,940	14,594	27,532
12b-1 distribution and service fees – Class B	N/A	10,200	9,431
12b-1 distribution and service fees – Class C	50,345	18,446	94,956
12b-1 distribution and service fees – Class R3	445	368	274
Shareholders’ servicing agent fees and expenses	20,651	12,082	41,557
Custodian’s fees and expenses	40,585	53,763	21,827
Trustees’ fees and expenses	1,421	2,134	3,315
Professional fees	19,291	19,187	43,123
Shareholders’ reports – printing and mailing expenses	14,811	16,819	27,244
Federal and state registration fees	21,547	36,510	48,673
Other expenses	4,121	8,929	10,360
Total expenses before custodian fee credit and expense reimbursement	285,385	336,263	655,375
Custodian fee credit	(51)	(12)	(485)
Expense reimbursement	(122,428)	(149,412)	(196,099)
Net expenses	162,906	186,839	458,791
Net investment income	520,042	1,039,161	5,180,504
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(28,829)	1,336,271	(8,634,677)
Call swaptions written	(95,660)	(140,238)	—
Forwards	(6,997)	38,667	—
Futures	271,842	19,703	244,712
Put swaptions written	2,215	3,402	—
Swaps	185,879	607,530	(9,458,529)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	492,014	1,075,507	(9,633,568)
Call options written	831	1,246	—
Call swaptions written	(4,195)	(9,842)	—
Forwards	(93,847)	(152,822)	—
Futures	(26,543)	(265,360)	(14,152)
Swaps	(678,851)	(2,125,306)	16,800
Net realized and unrealized gain (loss)	17,859	388,758	(27,479,414)
Net increase (decrease) in net assets from operations	$537,901	$1,427,919	$(22,298,910)

N/A – Short Duration does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Changes in Net Assets (Unaudited)

	Short Duration		Multi-Strategy Income		High Yield
	Six Months Ended 3/31/09	Year Ended 9/30/08	Six Months Ended 3/31/09	Year Ended 9/30/08	Six Months Ended 3/31/09	Year Ended 9/30/08
Operations
Net investment income	$520,042	$911,442	$1,039,161	$1,148,325	$5,180,504	$6,736,810
Net realized gain (loss) from:
Investments and foreign currency	(28,829)	102,425	1,336,271	220,566	(8,634,677)	(1,566,766)
Call options written	—	6,334	—	6,334	—	—
Call swaptions written	(95,660)	—	(140,238)	—	—	—
Forwards	(6,997)	(38,595)	38,667	39,324	—	—
Futures	271,842	245,040	19,703	171,878	244,712	866,050
Put swaptions written	2,215	—	3,402	—	—	—
Swaps	185,879	(129,473)	607,530	(87,439)	(9,458,529)	(1,393,394)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	492,014	(513,109)	1,075,507	(493,075)	(9,633,568)	(8,930,916)
Call options written	831	—	1,246	—	—	—
Call swaptions written	(4,195)	4,195	(9,842)	9,842	—	—
Forwards	(93,847)	143,064	(152,822)	195,158	—	—
Futures	(26,543)	32,378	(265,360)	54,717	(14,152)	14,152
Swaps	(678,851)	(115,856)	(2,125,306)	(294,720)	16,800	(5,237,866)
Net increase (decrease) in net assets from operations	537,901	647,845	1,427,919	970,910	(22,298,910)	(9,511,930)
Distributions to Shareholders
From undistributed net investment income:
Class A	(495,724)	(290,253)	(300,591)	(292,366)	(1,237,972)	(1,426,993)
Class B	N/A	N/A	(43,981)	(51,747)	(93,280)	(165,305)
Class C	(200,975)	(177,127)	(82,592)	(88,831)	(986,170)	(1,019,393)
Class R3	(4,440)	(1,093)	(3,496)	(1,197)	(5,834)	(1,315)
Class I (1)	(325,385)	(528,270)	(1,014,294)	(891,644)	(3,716,439)	(4,849,177)
From accumulated net realized gains:
Class A	—	—	(125,105)	—	—	—
Class B	N/A	N/A	(21,683)	—	—	—
Class C	—	—	(38,816)	—	—	—
Class R3	—	—	(1,602)	—	—	—
Class I (1)	—	—	(442,996)	—	—	—
From tax return of capital:
Class A	—	—	—	—	—	(124,654)
Class B	N/A	N/A	—	—	—	(10,895)
Class C	—	—	—	—	—	(89,396)
Class R3	—	—	—	—	—	(609)
Class I (1)	—	—	—	—	—	(451,179)
Decrease in net assets from distributions to shareholders	(1,026,524)	(996,743)	(2,075,156)	(1,325,785)	(6,039,695)	(8,138,916)
Fund Share Transactions
Proceeds from sale of shares	45,611,461	31,098,446	14,988,040	51,715,559	53,902,575	184,072,706
Proceeds from shares issued to shareholders due to reinvestment of distributions	495,965	369,635	729,489	292,012	3,170,001	3,749,575
	46,107,426	31,468,081	15,717,529	52,007,571	57,072,576	187,822,281
Cost of shares redeemed	(15,060,124)	(13,703,057)	(27,145,686)	(6,298,454)	(28,807,955)	(77,271,516)
Net increase (decrease) in net assets from Fund share transactions	31,047,302	17,765,024	(11,428,157)	45,709,117	28,264,621	110,550,765
Net increase (decrease) in net assets	30,558,679	17,416,126	(12,075,394)	45,354,242	(73,984)	92,899,919
Net assets at the beginning of period	33,493,542	16,077,416	60,375,439	15,021,197	123,009,028	30,109,109
Net assets at the end of period	$64,052,221	$33,493,542	$48,300,045	$60,375,439	$122,935,044	$123,009,028
Undistributed (Over-distribution of) net investment income at the end of period	$(558,776)	$(52,294)	$(477,499)	$(71,706)	$(1,036,328)	$(177,137)

N/A – Short Duration does not offer Class B Shares.

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

44	Nuveen Investments

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Short Duration Bond Fund (“Short Duration”), Nuveen Multi-Strategy Income Fund (“Multi-Strategy Income”) and Nuveen High Yield Bond Fund (“High Yield”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust in 1998.

Short Duration’s investment objective is to provide high current income consistent with minimal fluctuations of principal. The Fund will ordinarily invest at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years.

Multi-Strategy Income’s investment objective is to provide total return by investing in fixed-income securities. The Fund will ordinarily invest at least 80% of its net assets in fixed-income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be five years or less and is not expected to be more than six years.

Short Duration and Multi-Strategy Income principally invest in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. Short Duration and Multi-Strategy Income normally invests at least 80% and 75%, respectively, of their net assets either in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency, or if non-rated, judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Short Duration and Multi-Strategy Income may invest up to 35% of their net assets in the debt of non-U.S. issuers and up to 20% of their net assets may have non-U.S. dollar currency exposure, from non-U.S. dollar-denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies). On a net basis (netting out long and short non-U.S. currency exposures in the aggregate), Short Duration and Multi-Strategy Income’s non-U.S. dollar exposure will not exceed 5% of their net assets. Short Duration and Multi-Strategy Income may also invest up to 20% and 25%, respectively, of their net assets in below investment grade securities, commonly referred to as “high yield,” “high risk” or “junk” bonds, and up to 10% of their net assets in securities of emerging markets issuers. In addition, Short Duration and Multi-Strategy Income may engage in repurchase, reverse repurchase and forward purchase agreements.

In an effort to enhance returns and manage risk, Short Duration and Multi-Strategy Income also employ a variety of strategies that may include the use of futures, options, swaps, credit derivatives or other fixed-income derivative instruments, and other derivatives to create debt or non-U.S. currency exposures designed to take advantage of the Adviser’s outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed-income market.

High Yield’s investment objective is to maximize total return by investing in a diversified portfolio of high yield debt securities. The Fund will ordinarily invest at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB or below at the time of purchase by independent rating agencies, or if non-rated, judged to be of comparable quality by the Adviser. These below investment grade securities are commonly referred to as “high yield,” “high risk” or “junk” bonds. In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures, options, interest rate or total return swaps, credit derivatives or other fixed-income derivative instruments. In addition, the Fund may invest up to 10% of its net assets in securities of emerging markets issuers.

Effective May 1, 2008, the following policy changes are applicable to the Funds:

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

On August 4, 2008, each Fund began offering Class R3 Shares to certain retirement plan clients of financial intermediaries.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of bonds and other securities in each Fund’s investment portfolio are generally provided by one or more independent pricing services approved by the Fund’s Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value bonds and other securities traded in the over-the-counter (“OTC”) market at the mean of the bid and asked prices when current quotations are readily available. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of interest rate swaps are provided by an independent

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Notes to Financial Statements (Unaudited) (continued)

pricing service approved by each Fund’s Board of Trustees. Credit default swaps are valued using a market quote provided by major broker/dealers in such investments. Total return swaps are valued by comparing the return of the underlying index at the valuation date with the value at the original effective date of the contract. Exchange traded options are valued on last price or the average of the bid/ask if no trades occurred. OTC option values are modeled using market implied volatilities. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Fund’s Board of Trustees, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s net asset value (NAV) is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2009, Short Duration and Multi-Strategy Income had outstanding when-issued/delayed delivery purchase commitments of $3,818,867 and $22,458,096, respectively. There were no such outstanding purchase commitments in High Yield.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Sales Charges and 12b-1 Fees

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agreed to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R3 and I Shares are available only under limited circumstances.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Financial Accounting Standards Board Staff Position (FSP) No. 133-1 and FIN 45-4.

During the current fiscal period, the Funds adopted FSP No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An amendment of FASB Statement No. 133 (SFAS No. 133) “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45 (FIN 45) “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Others.”

46	Nuveen Investments

The amendments to SFAS No. 133 include required disclosure for (a) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative and the current status of the payment/performance risk of the credit derivative, (b) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (c) the fair value of the credit derivative and (d) the nature of any recourse provisions and assets held either as collateral or by third parties.

The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and are incorporated within the footnotes to the Credit Default Swaps table within the Investments in Derivatives section of the Portfolio of Investments.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which a Fund purchases or sells mortgage-backed securities for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) securities on a different specified future date. Dollar rolls are identified in the Portfolios of Investments as “MDR” for each of the Funds, when applicable. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and included in Investment Income on the Statement of Operations. Dollar rolls are valued daily. Multi-Strategy Income was the only Fund to invest in dollar rolls during the six months ended March 31, 2009.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of each Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Funds and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by a Fund. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. High Yield did not investment in any forward foreign currency exchange contracts during the six months ended March 31, 2009.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

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Notes to Financial Statements (Unaudited) (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. High-Yield did not invest in any futures contracts during the six months ended March 31, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Options Transactions

Each Fund is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. High Yield did not enter into options transactions during the six months ended March 31, 2009.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to enhance return, hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. In connection with these contracts, securities in the Funds’ portfolios may be identified as collateral in accordance with the terms of the respective swap contracts.

Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal).

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

As of September 30, 2008, High Yield’s portfolio included a total return swap with respect to the Lehman Brothers U.S. High Yield Index in the notional amount of $15,000,000. Because on that date the Fund had approximately $3,300,000 of cash and short-term investments, the swap effectively caused the Fund to have approximately $11,700,000 of additional exposure to the fixed-income securities market than the Fund’s net assets of approximately $123,000,000. This means that the Fund had “economically leveraged” its investments in the fixed-income market on that date to the extent of that additional exposure. Such economic leverage resulted in the Fund, on that date, and for a period before that date and continuing thereafter, experiencing greater losses in a declining market, and greater gains in a rising market, than if it were not leveraged in such manner.

Credit default swap contracts involve one party making payments to another party in exchange for the right to receive a specified return if or when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic payment based on the notional amount of the credit default swap at the fixed rate stated on the Credit Default Swaps section of the Portfolio of Investments. This periodic payment is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic fee based on the notional amount of the credit default swap at the fixed rate stated on the Credit Default Swaps section of the Portfolio of Investments. This fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the

48	Nuveen Investments

recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

Swap contracts are valued daily. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Income received or paid by the Fund on a swap contract is reported as a realized gain or loss on the Statement of Operations. Additionally, realized gains or losses are recorded upon the termination of a swap contract and are equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Notional principal amounts are used to express the extent of involvement in these transactions, reducing the amounts potentially subject to counterparty credit risk are generally much smaller, except with respect to credit default swaps.

Entering into these contracts involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that there may be unfavorable changes in interest rates, and default by the counterparty on its obligation to perform or disagree as to the meaning of the contractual terms in the contracts. If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the contracts related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

Short Sales

Each Fund is authorized to make short sales of debt securities. To secure its obligation to deliver securities sold short, each Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. Each Fund is obligated to pay to the parties to which the securities were sold short, interest earned on the debt securities and records such amounts as an expense on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations. None of the Funds made short sales of their debt securities during the six months ended March 31, 2009.

Market and Credit Risk

In the normal course of business each Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose a Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of a Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when a Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide

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Notes to Financial Statements (Unaudited) (continued)

general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of March 31, 2009:

Short Duration	Level 1	Level 2	Level 3	Total
Investments	$41,137,146	$22,233,374	$107,362	$63,477,882
Derivatives*	26,666	(814,567)	—	(787,901)
Call/Put options and swaptions written	—	(39,665)	—	(39,665)
Total	$41,163,812	$21,379,142	$107,362	$62,650,316

Multi-Strategy Income	Level 1	Level 2	Level 3	Total
Investments	$15,182,534	$58,513,247	$444,986	$74,140,767
Derivatives*	(200,498)	(2,446,767)	—	(2,647,265)
Call/Put options and swaptions written	—	(60,546)	—	(60,546)
Total	$14,982,036	$56,005,934	$444,986	$71,432,956

High Yield	Level 1	Level 2	Level 3	Total
Investments	$19,601,425	$102,174,039	$721,856	$122,497,320
Derivatives*	—	(5,099,906)	—	(5,099,906)
Total	$19,601,425	$97,074,133	$721,856	$117,397,414

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Short Duration Level 3 Investments	Multi-Strategy Income Level 3 Investments	High Yield Level 3 Investments	High Yield Level 3 Derivatives*
Balance at beginning of period	$—	$—	$—	$(995,722)
Gains (losses):
Net realized gains (losses)	—	—	—	(3,393,390)
Net change in unrealized appreciation (depreciation)	—	—	(183,907)	995,722
Net purchases at cost (sales at proceeds)	—	—	225,755	3,393,390
Net discounts (premiums)	—	—	8	—
Net transfers in to (out of) at end of period fair value	107,362	444,986	680,000	—
Balance at end of period	$107,362	$444,986	$721,856	$—

* Represents net unrealized appreciation (depreciation). Derivatives include outstanding futures, forward and swap contracts, where applicable. See Investments in Derivatives within the Fund’s Portfolio of Investments.

Change in net unrealized appreciation (depreciation) of investments and foreign currency presented on the Statement of Operations includes net appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

	Short Duration	Multi- Strategy Income	High Yield
Level 3 net appreciation (depreciation)	$—	$—	$(183,907)

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3. Fund Shares

Transactions in Fund shares were as follows:

	Short Duration
	Six Months Ended 3/31/09		Year Ended 9/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,379,083	$26,256,464	723,747	$14,190,285
Class C	464,268	8,824,500	502,984	9,869,595
Class R3	19,523	369,574	7,696	150,035
Class I	535,700	10,160,923	352,328	6,888,531
Shares issued to shareholders due to reinvestment of distributions:
Class A	17,015	322,085	12,681	247,583
Class C	5,584	105,770	4,166	81,280
Class R3	—	—	—	—
Class I	3,603	68,110	2,092	40,772
	2,424,776	46,107,426	1,605,694	31,468,081
Shares redeemed:
Class A	(366,239)	(6,955,450)	(406,659)	(7,958,837)
Class C	(182,898)	(3,475,414)	(206,123)	(4,031,802)
Class R3	—	—	—	—
Class I	(244,102)	(4,629,260)	(87,579)	(1,712,418)
	(793,239)	(15,060,124)	(700,361)	(13,703,057)
Net increase (decrease)	1,631,537	$31,047,302	905,333	$17,765,024

	Multi-Strategy Income
	Six Months Ended 3/31/09		Year Ended 9/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	503,962	$9,402,129	260,475	$5,062,581
Class B	50,383	952,032	77,283	1,508,325
Class C	188,170	3,518,740	85,963	1,671,006
Class R3	—	—	7,874	150,027
Class I	60,231	1,115,139	2,269,159	43,323,620
Shares issued to shareholders due to reinvestment of distributions:
Class A	13,164	244,684	8,690	167,690
Class B	2,313	43,420	1,737	33,646
Class C	2,174	40,486	1,932	37,393
Class R3	—	—	—	—
Class I	21,566	400,899	2,794	53,283
	841,963	15,717,529	2,715,907	52,007,571
Shares redeemed:
Class A	(156,168)	(2,918,528)	(83,166)	(1,613,678)
Class B	(12,426)	(233,750)	(21,475)	(417,814)
Class C	(40,114)	(749,890)	(36,944)	(715,599)
Class R3	—	—	—	—
Class I	(1,244,942)	(23,243,518)	(184,734)	(3,551,363)
	(1,453,650)	(27,145,686)	(326,319)	(6,298,454)
Net increase (decrease)	(611,687)	$(11,428,157)	2,389,588	$45,709,117

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

	High Yield
	Six Months Ended 3/31/09		Year Ended 9/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,251,687	$16,971,741	2,094,648	$39,118,307
Class A – automatic conversion of Class B Shares	652	8,954	1,273	23,919
Class B	11,270	157,118	67,524	1,264,202
Class C	742,964	9,954,364	1,002,697	18,770,031
Class R3	—	—	8,188	149,999
Class I	2,057,626	26,810,398	6,596,349	124,746,248
Shares issued to shareholders due to reinvestment of distributions:
Class A	50,525	661,374	45,516	842,054
Class B	3,020	39,577	2,986	55,210
Class C	31,344	409,617	19,692	362,008
Class R3	—	—	—	—
Class I	157,565	2,059,433	135,360	2,490,303
	4,306,653	57,072,576	9,974,233	187,822,281
Shares redeemed:
Class A	(627,695)	(8,593,676)	(1,286,613)	(23,506,845)
Class B	(31,874)	(436,503)	(11,278)	(210,976)
Class B – automatic conversion to Class A Shares	(652)	(8,954)	(1,274)	(23,919)
Class C	(333,369)	(4,508,871)	(238,650)	(4,391,763)
Class R3	—	—	—	—
Class I	(1,162,401)	(15,259,951)	(2,700,308)	(49,138,013)
	(2,155,991)	(28,807,955)	(4,238,123)	(77,271,516)
Net increase (decrease)	2,150,662	$28,264,621	5,736,110	$110,550,765

4. Investment Transactions

Purchases and sales (including maturities but excluding put options purchased, call and put options and swaptions written, dollar rolls, derivative transactions and short-term investments) for the six months ended March 31, 2009, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Purchases:
Investment securities	$7,312,289	$152,170,147	$41,034,571
U.S. Government and agency obligations	44,060,673	26,028,968	5,579,724
Sales and maturities:
Investment securities	5,710,587	156,561,189	38,704,518
U.S. Government and agency obligations	16,404,803	23,123,848	—

Transactions in call options written for Short Duration and Multi-Strategy Income during the six months ended March 31, 2009, were as follows:

	Short Duration		Multi-Strategy Income
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Call options outstanding, beginning of period	—	$—	—	$—
Call options written	2	27,948	2	40,722
Call options terminated in closing purchase transactions	—	—	—	—
Call options expired	(1)	(16,796)	(1)	(23,994)
Call options outstanding, end of period	1	$11,152	1	$16,728

52	Nuveen Investments

Transactions in call and put swaptions written for Short Duration and Multi-Strategy Income during the six months ended March 31, 2009, were as follows:

	Short Duration		Multi-Strategy Income
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Swaptions outstanding, beginning of period	1	8,229	1	19,307
Swaptions written	11	210,024	11	322,537
Swaptions terminated in closing purchase transactions	(7)	(116,224)	(7)	(178,487)
Swaptions expired	(4)	(72,685)	(4)	(118,293)
Swaptions outstanding, end of the period	1	29,344	1	45,064

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of foreign currency transaction gains and losses, paydown gains and losses, amortization of premium and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2009, the cost of investments (excluding call and put options/swaptions written) was as follows:

	Short Duration	Multi- Strategy Income	High Yield
Cost of investments	$63,547,436	$73,506,427	$141,965,080

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2009, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Gross unrealized:
Appreciation	$593,737	$2,059,404	$1,057,798
Depreciation	(663,291)	(1,425,064)	(20,525,558)
Net unrealized appreciation (depreciation) of investments	$(69,554)	$634,340	$(19,467,760)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2008, the Funds’ last tax year end, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Undistributed net ordinary income*	$282,012	$313,039	$—
Undistributed net long-term capital gains	—	—	—

* Undistributed net ordinary income has not been reduced for the dividend declared on September 9, 2008, paid on October 1, 2008. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2008, was designated for purposes of the dividends paid deduction as follows:

	Short Duration	Multi- Strategy Income	High Yield
Distributions from net ordinary income*	$931,251	$1,125,551	$6,753,139
Distributions from net long-term capital gains	—	—	—
Tax return of capital	—	—	676,733

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At September 30, 2008, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Duration	Multi- Strategy Income	High Yield
Expiration:
September 30, 2014	$54,933	$—	$87,327
September 30, 2015	141,618	106,777	131,724
September 30, 2016	—	—	139,565
Total	$196,551	$106,777	$358,616

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through September 30, 2008, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Short Duration	High Yield
Post-October capital losses	$—	$2,340,092
Post-October currency losses	77,669	—

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Short Duration Fund-Level Fee Rate	Multi-Strategy Income Fund-Level Fee Rate	High Yield Fund-Level Fee Rate
For the first $125 million	.2000%	.3000%	.4000%
For the next $125 million	.1875	.2875	.3875
For the next $250 million	.1750	.2750	.3750
For the next $500 million	.1625	.2625	.3625
For the next $1 billion	.1500	.2500	.3500
For net assets over $2 billion	.1250	.2250	.3250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of March 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but which generally includes assets attributable to preferred stock issued by or borrowings (including the issuance of commercial paper or notes) by such fund, but excludes assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to reimburse all expenses other than management fees, 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses for each Fund through January 31, 2010. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

54	Nuveen Investments

During the six months ended March 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Short Duration	Multi- Strategy Income	High Yield
Sales charges collected	$11,880	$34,935	$206,116
Paid to financial intermediaries	9,000	30,226	186,098

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended March 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Short Duration	Multi- Strategy Income	High Yield
Commission advances	$37,795	$10,432	$89,930

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Short Duration	Multi- Strategy Income	High Yield
12b-1 fees retained	$20,569	$12,808	$62,597

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2009, as follows:

	Short Duration	Multi- Strategy Income	High Yield
CDSC retained	$8,968	$8,884	$21,888

At March 31, 2009, Nuveen owned 333,743 and 212,840 shares of Class I of Short Duration and Multi-Strategy Income, respectively, along with 7,696 and 7,874 shares of Class R3 of Short Duration and Multi-Strategy Income, respectively. At March 31, 2009, the Adviser owned 125, 125 and 250 shares of Short Duration Class A, C and I, respectively, and 125 shares of each of Multi-Strategy Income’s Class A, B, C and I.

7. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of March 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, “Fair Value Measurements,” when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

8. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their net investment income which were paid on May 1, 2009, to shareholders of record on April 29, 2009, as follows:

	Short Duration	Multi- Strategy Income	High Yield
Dividend per share:
Class A	$.0690	$.0740	$.1220
Class B	N/A	.0630	.1135
Class C	.0570	.0620	.1135
Class R3	.0650	.0700	.1190
Class I	.0730	.0780	.1245

N/A – Short Duration is not authorized to issue Class B shares.

56	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	57

Financial Highlights (Unaudited)

Class (Commencement Date)
		Investment Operations				Less Distributions

SHORT DURATION
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2009(i)	$19.31	$.23		$(.07)	$.16	$(.44)	$—	$(.44)	$19.03	.95%
2008	19.40	.84		(.05)	.79	(.88)	—	(.88)	19.31	4.03
2007	19.24	.91		.12	1.03	(.87)	—	(.87)	19.40	5.49
2006	19.69	.77		(.14)	.63	(1.08)	—	(1.08)	19.24	3.29
2005(f)	20.00	.43		(.53)	(.10)	(.21)	—	(.21)	19.69	.66
Class C (12/04)
2009(i)	19.33	.16		(.08)	.08	(.36)	—	(.36)	19.05	.61
2008	19.42	.70		(.05)	.65	(.74)	—	(.74)	19.33	3.19
2007	19.26	.73		.16	.89	(.73)	—	(.73)	19.42	4.71
2006	19.69	.63		(.14)	.49	(.92)	—	(.92)	19.26	2.54
2005(f)	20.00	.31		(.48)	(.17)	(.14)	—	(.14)	19.69	.09
Class R3 (8/08)
2009(i)	19.31	.20		(.08)	.12	(.41)	—	(.41)	19.02	.88
2008(h)	19.49	—	**	(.04)	(.04)	(.14)	—	(.14)	19.31	(.40)
Class I (12/04)(g)
2009(i)	19.30	.26		(.09)	.17	(.46)	—	(.46)	19.01	1.08
2008	19.38	.88		(.03)	.85	(.93)	—	(.93)	19.30	4.29
2007	19.21	.92		.17	1.09	(.92)	—	(.92)	19.38	5.82
2006	19.68	.77		(.11)	.66	(1.13)	—	(1.13)	19.21	3.46
2005(f)	20.00	.47		(.56)	(.09)	(.23)	—	(.23)	19.68	.79

58	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

$29,898	1.23	%*	1.87	%*	.65	%*	2.46	%*	.65	%*	2.46	%*	56%
10,450	1.63		3.26		.64		4.26		.62		4.27		90
4,101	1.93		3.37		.62		4.67		.58		4.71		138
439	3.41		1.25		.64		4.02		.61		4.05		234
2	1.52	*	2.15	*	.91	*	2.75	*	.89	*	2.77	*	140

13,419	1.95	*	1.19	*	1.40	*	1.74	*	1.40	*	1.74	*	56
8,068	2.42		2.54		1.39		3.57		1.38		3.58		90
2,260	2.42		2.71		1.38		3.76		1.34		3.80		138
1,067	3.52		1.09		1.36		3.25		1.33		3.28		234
2	2.27	*	1.40	*	1.66	*	2.00	*	1.64	*	2.02	*	140

518	1.54	*	1.47	*	.90	*	2.11	*	.90	*	2.11	*	56
149	2.98	*	(2.24	)*	.87	*	(.13	)*	.87	*	(.13	)*	90

20,218.93		*	2.22	*	.40	*	2.75	*	.40	*	2.75	*	56
14,827	1.36		3.52		.39		4.49		.37		4.50		90
9,717	1.34		3.76		.38		4.72		.34		4.76		138
9,602	1.44		3.07		.53		3.97		.51		4.00		234
9,835	1.27	*	2.40	*	.66	*	3.00	*	.64	*	3.02	*	140

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	Excluding dollar roll transactions, where applicable.
(f)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
(i)	For the six months ended March 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-STRATEGY INCOME

Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2009(i)	$19.06	$.33	$.16	$.49	$(.47)	$(.20)	$(.67)	$18.88	2.85%
2008	19.28	.95	(.23)	.72	(.94)	—	(.94)	19.06	3.57
2007	19.29	1.00	(.08)	.92	(.93)	—	(.93)	19.28	4.92
2006	19.73	.88	(.34)	.54	(.98)	—	(.98)	19.29	2.86
2005(f)	20.00	.54	(.55)	(.01)	(.26)	—	(.26)	19.73	1.37
Class B (12/04)
2009(i)	19.15	.40	.17	.57	(.40)	(.20)	(.60)	19.12	3.20
2008	19.34	.85	(.25)	.60	(.79)	—	(.79)	19.15	3.04
2007	19.30	.88	(.06)	.82	(.78)	—	(.78)	19.34	4.35
2006	19.73	.74	(.35)	.39	(.82)	—	(.82)	19.30	2.06
2005(f)	20.00	.42	(.49)	(.07)	(.20)	—	(.20)	19.73	.81
Class C (12/04)
2009(i)	19.08	.26	.16	.42	(.40)	(.20)	(.60)	18.90	2.46
2008	19.30	.80	(.23)	.57	(.79)	—	(.79)	19.08	2.84
2007	19.29	.84	(.05)	.79	(.78)	—	(.78)	19.30	4.19
2006	19.73	.73	(.35)	.38	(.82)	—	(.82)	19.29	2.01
2005(f)	20.00	.42	(.49)	(.07)	(.20)	—	(.20)	19.73	.81
Class R3 (8/08)
2009(i)	19.04	.30	.17	.47	(.44)	(.20)	(.64)	18.87	2.72
2008(h)	19.05	.05	.09	.14	(.15)	—	(.15)	19.04	.64
Class I (12/04)(g)
2009(i)	19.05	.34	.17	.51	(.49)	(.20)	(.69)	18.87	2.98
2008	19.28	.86	(.10)	.76	(.99)	—	(.99)	19.05	3.83
2007	19.26	1.01	(.01)	1.00	(.98)	—	(.98)	19.28	5.29
2006	19.72	.86	(.29)	.57	(1.03)	—	(1.03)	19.26	3.03
2005(f)	20.00	.58	(.58)	(.00)	(.28)	—	(.28)	19.72	1.51

60	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(e)

$13,539	1.31	%*	2.99	%*	.75	%*	3.55	%*	.75	%*	3.55	%*	262%
6,787	1.72		3.91		.74		4.90		.73		4.91		289
3,281	2.32		3.59		.73		5.17		.72		5.18		278
1,282	4.46		.90		.75		4.62		.71		4.66		241
2	1.76	*	2.69	*	1.02	*	3.43	*	1.00	*	3.46	*	155

2,339	2.05	*	3.67	*	1.50	*	4.22	*	1.50	*	4.22	*	262
1,572	2.30		3.36		1.27		4.39		1.26		4.39		289
474	3.14		2.85		1.42		4.57		1.41		4.58		278
51	3.54		1.68		1.38		3.84		1.34		3.88		241
2	2.51	*	1.94	*	1.77	*	2.69	*	1.75	*	2.71	*	155

5,348	2.08	*	2.24	*	1.50	*	2.82	*	1.50	*	2.82	*	262
2,531	2.48		3.14		1.49		4.14		1.48		4.14		289
1,578	2.98		2.85		1.48		4.34		1.47		4.36		278
266	3.65		1.69		1.44		3.90		1.39		3.94		241
2	2.51	*	1.94	*	1.77	*	2.69	*	1.75	*	2.71	*	155

149	1.53	*	2.69	*	1.00	*	3.22	*	1.00	*	3.22	*	262
150	1.76	*	1.00	*	.99	*	1.77	*	.99	*	1.77	*	289

26,926	1.00	*	3.19	*	.50	*	3.69	*	.50	*	3.69	*	262
49,336	1.40		3.55		.49		4.47		.48		4.47		289
9,689	1.86		3.87		.48		5.24		.47		5.26		278
9,623	1.84		3.24		.63		4.44		.59		4.48		241
9,854	1.51	*	2.94	*	.77	*	3.68	*	.75	*	3.71	*	155

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	Excluding dollar roll transactions.
(f)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
(i)	For the six months end March 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD

Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2009(i)	$16.92	$.63	$(3.77)	$(3.14)	$(.73)	$—	$—	$(.73)	$13.05	(18.36)%
2008	19.55	1.25	(2.41)	(1.16)	(1.35)	—	(.12)	(1.47)	16.92	(6.41)
2007	19.37	1.55	.08	1.63	(1.45)	—	—	(1.45)	19.55	8.61
2006	19.39	1.33	.16	1.49	(1.51)	—	—	(1.51)	19.37	8.01
2005(e)	20.00	.86	(1.04)	(.18)	(.43)	—	—	(.43)	19.39	1.56
Class B (12/04)
2009(i)	16.91	.59	(3.78)	(3.19)	(.68)	—	—	(.68)	13.04	(18.67)
2008	19.53	1.08	(2.37)	(1.29)	(1.25)	—	(.08)	(1.33)	16.91	(7.17)
2007	19.36	1.34	.14	1.48	(1.31)	—	—	(1.31)	19.53	7.82
2006	19.39	1.13	.19	1.32	(1.35)	—	—	(1.35)	19.36	7.07
2005(e)	20.00	.75	(.99)	(.24)	(.37)	—	—	(.37)	19.39	.99
Class C (12/04)
2009(i)	16.88	.58	(3.75)	(3.17)	(.68)	—	—	(.68)	13.03	(18.69)
2008	19.51	1.10	(2.40)	(1.30)	(1.22)	—	(.11)	(1.33)	16.88	(7.13)
2007	19.35	1.38	.09	1.47	(1.31)	—	—	(1.31)	19.51	7.72
2006	19.39	1.13	.18	1.31	(1.35)	—	—	(1.35)	19.35	7.01
2005(e)	20.00	.75	(.99)	(.24)	(.37)	—	—	(.37)	19.39	.99
Class R3 (8/08)
2009(i)	16.91	.62	(3.78)	(3.16)	(.71)	—	—	(.71)	13.04	(18.44)
2008(g)	18.32	.09	(1.26)	(1.17)	(.17)	—	(.07)	(.24)	16.91	(6.57)
Class I (12/04)(f)
2009(i)	16.90	.65	(3.76)	(3.11)	(.75)	—	—	(.75)	13.04	(18.21)
2008	19.53	1.31	(2.42)	(1.11)	(1.39)	—	(.13)	(1.52)	16.90	(6.18)
2007	19.35	1.45	.23	1.68	(1.50)	—	—	(1.50)	19.53	8.89
2006	19.40	1.37	.14	1.51	(1.56)	—	—	(1.56)	19.35	8.14
2005(e)	20.00	.90	(1.05)	(.15)	(.45)	—	—	(.45)	19.40	1.79

62	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$26,043	1.22	%*	9.12	%*	.85	%*	9.48	%*	.85	%*	9.48	%*	37%
22,339	1.21		6.35		.84		6.72		.83		6.73		141
9,100	1.83		6.85		.83		7.85		.82		7.87		160
438	1.94		5.87		.85		6.96		.78		7.03		115
2	1.68	*	5.10	*	1.17	*	5.61	*	1.14	*	5.63	*	69

1,757	1.95	*	8.46	*	1.60	*	8.81	*	1.60	*	8.81	*	37
2,585	2.00		5.35		1.59		5.76		1.58		5.76		141
1,855	2.50		5.86		1.58		6.78		1.57		6.79		160
217	2.69		4.86		1.57		5.97		1.51		6.04		115
2	2.43	*	4.35	*	1.92	*	4.86	*	1.89	*	4.88	*	69

21,708	1.96	*	8.39	*	1.60	*	8.75	*	1.60	*	8.75	*	37
20,690	1.99		5.50		1.59		5.91		1.58		5.92		141
8,620	2.54		6.06		1.58		7.02		1.57		7.03		160
678	2.69		4.89		1.59		5.99		1.52		6.05		115
2	2.43	*	4.35	*	1.92	*	4.86	*	1.89	*	4.88	*	69

107	1.45	*	8.95	*	1.10	*	9.30	*	1.10	*	9.30	*	37
138	1.70	*	2.44	*	1.07	*	3.07	*	1.07	*	3.07	*	141

73,320.96		*	9.37	*	.60	*	9.73	*	.60	*	9.73	*	37
77,255.97			6.64		.59		7.03		.59		7.04		141
10,534	1.43		6.51		.58		7.35		.56		7.37		160
9,692	1.44		6.39		.76		7.06		.70		7.13		115
9,692	1.43	*	5.35	*	.92	*	5.85	*	.89	*	5.88	*	69

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
(i)	For the six months end March 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	63

Notes

64	Nuveen Investments

Notes

Nuveen Investments	65

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

66	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	67

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-INV3-0309D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

See Portfolio of Investments in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date June 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date June 8, 2009

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date June 8, 2009